TCW Strategic Income Fund, Inc.

SCHEDULE OF INVESTMENTS March 31, 2024 (Unaudited)

Issues	Maturity Date	Principal Amount	Value

FIXED INCOME SECURITIES—97.6% of Net Assets
ASSET-BACKED SECURITIES—16.4%
Academic Loan Funding Trust Series 2012-1A, Class R 0.00%(1),(2),(3),(4)	12/27/44	$3,368	$620,518
Allegro CLO XII Ltd. Series 2020-1A, Class B 7.28% (3 mo. USD Term SOFR + 1.962%)(1),(5)	01/21/32	475,000	475,263
Allegro CLO XIII Ltd. Series 2021-1A, Class B 7.28% (3 mo. USD Term SOFR + 1.962%)(1),(5)	07/20/34	650,000	650,630
AMSR Trust Series 2020-SFR1, Class I 8.19%(1)	04/17/37	850,000	844,655
AMSR Trust Series 2020-SFR2, Class F 5.25%(1)	07/17/37	1,375,000	1,342,565
AMSR Trust Series 2020-SFR3, Class E1 2.56%(1)	09/17/37	1,000,000	943,698
Apidos CLO XXXVII Ltd. Series 2021-37A, Class B 7.18% (3 mo. USD Term SOFR + 1.862%)(1),(5)	10/22/34	725,000	725,000
Barings CLO Ltd. Series 2022-2A, Class A 7.11% (3 mo. USD Term SOFR + 1.800%)(1),(5)	07/15/35	550,000	550,881
BCRED CLO LLC Series 2023-1A, Class A 7.66% (3 mo. USD Term SOFR + 2.300%)(1),(5)	01/20/36	850,000	859,741
BlackRock Rainier CLO VI Ltd. Series 2021-6A, Class A 7.28% (3 mo. USD Term SOFR + 1.962%)(1),(5)	04/20/33	700,000	699,784
BMO SBA COOF Trust Series 2019-1, Class A (I/O) 1.40%(1),(6)	10/25/45	4,420,842	145,436
Carvana Auto Receivables Trust Series 2020-P1, Class R 0.00%(1),(3)	09/08/27	2,000	175,465
Carvana Auto Receivables Trust Series 2021-N3, Class R 0.00%(1),(3)	06/12/28	2,200	232,304
Carvana Auto Receivables Trust Series 2022-N1, Class R 0.00%(1),(3)	12/11/28	4,700	340,993
Carvana Auto Receivables Trust Series 2022-P3, Class R 0.00%(1),(3)	09/10/29	2,900	372,642
Carvana Auto Receivables Trust Series 2023-P1, Class R 0.00%(1),(3)	03/11/30	4,400	616,897
Carvana Auto Receivables Trust Series 2023-P2, Class R 0.00%(1),(3)	06/10/30	2,000	420,846
Cedar Funding II CLO Ltd. Series 2013-1A, Class BRR 6.93% (3 mo. USD Term SOFR + 1.612%)(1),(5)	04/20/34	700,000	690,906
CIFC Funding Ltd. Series 2018-1A, Class SUB 0.00%(1),(6),(7)	04/18/31	650,000	267,865
CIFC Funding Ltd. Series 2022-2A, Class INCB 0.00%(1),(6),(7)	04/19/35	685,000	545,823
CIT Education Loan Trust Series 2007-1, Class A 5.70% (90 day USD SOFR Average + 0.352%)(1),(5)	03/25/42	310,505	296,221
COOF Securitization Trust II Series 2015-2, Class A1 (I/O) 2.33%(1),(6)	08/25/41	1,946,152	106,617
FirstKey Homes Trust Series 2020-SFR1, Class G 4.78%(1)	08/17/37	1,735,000	1,664,014
FirstKey Homes Trust Series 2021-SFR3, Class E1 2.99%(1)	12/17/38	1,173,000	1,066,673
FirstKey Homes Trust Series 2022-SFR1, Class D 5.20%(1)	05/19/39	1,100,000	1,066,808
FRTKL Group, Inc. Series 2021-SFR1, Class G 4.11%(1)	09/17/38	1,015,000	902,968
Global SC Finance II SRL Series 2014-1A, Class A2 3.09%(1)	07/17/29	14,442	14,290
Goal Capital Funding Trust Series 2006-1, Class B 6.04% (3 mo. USD LIBOR + 0.450%)(5)	08/25/42	110,441	104,024
GoldenTree Loan Management U.S. CLO 17 Ltd. Series 2023-17A, Class D 10.32% (3 mo. USD Term SOFR + 5.000%)(1),(5)	07/20/36	650,000	660,920
Golub Capital Partners CLO 42M-R Ltd. Series 2019-42RA, Class A2R 8.07% (3 mo. USD Term SOFR + 2.750%)(1),(5)	01/20/36	600,000	606,093
Golub Capital Partners CLO 66B Ltd. Series 2023-66A, Class A 7.27% (3 mo. USD Term SOFR + 1.950%)(1),(5)	04/25/36	750,000	754,537
Golub Capital Partners CLO 69M Ltd. Series 2023-69A, Class B1 8.66% (3 mo. USD Term SOFR + 3.250%)(1),(5)	11/09/36	870,000	879,483
Harvest Commercial Capital Loan Trust Series 2019-1, Class A 3.29% (1),(6)	09/25/46	125,712	122,445
HOA Funding LLC Series 2021-1A, Class A2 4.72%(1)	08/20/51	585,000	456,896
HPS Loan Management Ltd. Series 2023-18A, Class D 11.07% (3 mo. USD Term SOFR + 5.750%)(1),(5)	07/20/36	600,000	615,787
HPS Loan Management Ltd. Series 2024-19A, Class C2 1.00% (-3 mo. USD Term SOFR + 2.900%)(1),(5),(8)	04/15/37	750,000	752,009
ITE Rail Fund Levered LP Series 2021-1A, Class A 2.25% (1)	02/28/51	363,811	323,219
MetroNet Infrastructure Issuer LLC 7.95%(4)	04/20/53	850,000	854,881
Mosaic Solar Loan Trust Series 2021-1A, Class R 0.00%(1),(7)	12/20/46	766,951	81,308
Mosaic Solar Loan Trust Series 2021-2A, Class R 0.00%(1),(7)	04/22/47	1,150,000	46,184
Mosaic Solar Loan Trust Series 2021-3A, Class R 0.00%(1),(7)	06/20/52	1,600,000	81,966
OCP CLO Ltd. Series 2021-21A, Class B 7.28% (3 mo. USD Term SOFR + 1.962%)(1),(5)	07/20/34	400,000	400,040
OCP CLO Ltd. Series 2023-28A, Class D 10.66% (3 mo. USD Term SOFR + 5.350%)(1),(5)	07/16/36	700,000	712,268
Park Avenue Institutional Advisers CLO Ltd. Series 2021-1A, Class A2 7.33% (3 mo. USD Term SOFR + 2.012%)(1),(5)	01/20/34	420,000	420,044

TCW Strategic Income Fund, Inc.

SCHEDULE OF INVESTMENTS March 31, 2024 (Unaudited) (Cont’d)

Issues	Maturity Date	Principal Amount	Value

Progress Residential Trust Series 2021-SFR7, Class E2 2.64%(1)	08/17/40	$1,451,000	$1,227,449
Progress Residential Trust Series 2021-SFR8, Class G 4.01%(1)	10/17/38	1,450,000	1,293,623
Progress Residential Trust Series 2021-SFR9, Class E1 2.81%(1)	11/17/40	1,707,000	1,455,294
Rad CLO 22 Ltd. Series 2023-22A, Class D 10.37% (3 mo. USD Term SOFR + 5.000%)(1),(5)	01/20/37	350,000	357,000
Regatta XII Funding Ltd. Series 2019-1A, Class BR 7.18% (3 mo. USD Term SOFR + 1.862%)(1),(5)	10/15/32	725,000	725,469
Rockford Tower CLO Ltd. Series 2017-2A, Class BR 7.08% (3 mo. USD Term SOFR + 1.762%)(1),(5)	10/15/29	800,000	799,680
Santander Consumer Auto Receivables Trust Series 2021-BA, Class R 0.00%(1),(3)	03/15/29	5,000	815,925
Santander Consumer Auto Receivables Trust Series 2021-CA, Class R 0.00%(1),(3)	06/15/28	5,500	509,803
SLC Student Loan Trust Series 2004-1, Class B 5.91% (90 day USD SOFR Average + 0.552%)(5)	08/15/31	154,462	131,671
SLC Student Loan Trust Series 2006-1, Class B 5.83% (90 day USD SOFR Average + 0.472%)(5)	03/15/55	209,055	178,259
SLM Student Loan EDC Repackaging Trust Series 2013-M1, Class M1R 0.00%(1),(3)	10/28/29	1,000	392,380
SLM Student Loan Trust Series 2004-2, Class B 6.09% (90 day USD SOFR Average + 0.732%)(5)	07/25/39	184,668	173,431
SLM Student Loan Trust Series 2005-9, Class B 5.92% (90 day USD SOFR Average + 0.562%)(5)	01/25/41	286,988	269,890
SLM Student Loan Trust Series 2007-6, Class B 6.47% (90 day USD SOFR Average + 1.112%)(5)	04/27/43	93,636	88,598
SLM Student Loan Trust Series 2007-7, Class B 6.37% (90 day USD SOFR Average + 1.012%)(5)	10/27/70	150,000	139,224
SLM Student Loan Trust Series 2008-2, Class B 6.82% (90 day USD SOFR Average + 1.462%)(5)	01/25/83	225,000	216,173
SLM Student Loan Trust Series 2008-3, Class B 6.82% (90 day USD SOFR Average + 1.462%)(5)	04/26/83	225,000	214,665
SLM Student Loan Trust Series 2008-4, Class B 7.47% (90 day USD SOFR Average + 2.112%)(5)	04/25/73	515,000	519,170
SLM Student Loan Trust Series 2008-5, Class B 7.47% (90 day USD SOFR Average + 2.112%)(5)	07/25/73	260,000	258,773
SLM Student Loan Trust Series 2008-6, Class B 7.47% (90 day USD SOFR Average + 2.112%)(5)	07/26/83	225,000	214,007
SLM Student Loan Trust Series 2008-7, Class B 7.47% (90 day USD SOFR Average + 2.112%)(5)	07/26/83	305,000	286,249
Stratus CLO Ltd. Series 2021-3A, Class SUB 0.00%(1),(6),(7)	12/29/29	750,000	487,980
Structured Receivables Finance LLC Series 2010-A, Class B 7.61%(1)	01/16/46	447,021	447,021
Structured Receivables Finance LLC Series 2010-B, Class B 7.97%(1)	08/15/36	296,900	304,281
Student Loan Consolidation Center Student Loan Trust I Series 2002-2, Class B2 1.65% (28 day ARS)(1),(5)	07/01/42	1,050,000	970,354
Textainer Marine Containers VII Ltd. Series 2021-2A, Class A 2.23%(1)	04/20/46	1,203,667	1,080,333
TIF Funding II LLC Series 2021-1A, Class A 1.65%(1)	02/20/46	1,134,356	986,829
Westlake Automobile Receivables Trust Series 2024-1A, Class D 6.02%(1)	10/15/29	600,000	602,513

Total Asset-backed Securities (Cost: $42,704,184)			39,657,651

MORTGAGE-BACKED SECURITIES—55.4%
Commercial Mortgage-backed Securities—Agency—0.9%
Federal Home Loan Mortgage Corp. Multifamily PC REMICS Trust Series 2019-P002, Class X (I/O) 0.89%(6)	07/25/33	1,295,000	96,551
Federal Home Loan Mortgage Corp. Multifamily Structured Pass-Through Certificates Series K039, Class X3 (I/O) 2.07%(6)	08/25/47	3,110,000	44,527
Federal Home Loan Mortgage Corp. Multifamily Structured Pass-Through Certificates Series K040, Class X3 (I/O) 2.03%(6)	11/25/42	4,875,000	42,439
Federal Home Loan Mortgage Corp. Multifamily Structured Pass-Through Certificates Series K049, Class X3 (I/O) 1.55%(6)	10/25/43	2,330,000	43,547
Federal Home Loan Mortgage Corp. Multifamily Structured Pass-Through Certificates Series K060, Class X3 (I/O) 1.90%(6)	12/25/44	2,500,000	111,464
Federal Home Loan Mortgage Corp. Multifamily Structured Pass-Through Certificates Series K726, Class X1 (I/O) 0.94%(6)	04/25/24	1,342,613	108
Federal Home Loan Mortgage Corp. Multifamily Structured Pass-Through Certificates Series K728, Class X3 (I/O) 2.00%(6)	11/25/45	3,455,000	33,247
Federal Home Loan Mortgage Corp. Multifamily Structured Pass-Through Certificates Series K732, Class X3 (I/O) 2.17%(6)	05/25/46	2,400,000	61,333
Federal Home Loan Mortgage Corp. Multifamily Structured Pass-Through Certificates Series K735, Class X3 (I/O) 2.15%(6)	05/25/47	3,750,000	157,951
Federal Home Loan Mortgage Corp. Multifamily Structured Pass-Through Certificates Series KC05, Class X1 (I/O) 1.23%(6)	06/25/27	7,291,220	150,230

TCW Strategic Income Fund, Inc.

SCHEDULE OF INVESTMENTS March 31, 2024 (Unaudited) (Cont’d)

Issues	Maturity Date	Principal Amount	Value
Federal Home Loan Mortgage Corp. Multifamily Structured Pass-Through Certificates Series KIR1, Class X (I/O) 1.02%(6)	03/25/26	$7,965,829	$131,222
Federal Home Loan Mortgage Corp. Multifamily Structured Pass-Through Certificates Series KW01, Class X3 (I/O) 4.10%(6)	03/25/29	690,000	46,364
Federal Home Loan Mortgage Corp. Multifamily Structured Pass-Through Certificates Series Q010, Class XPT2 (I/O) 0.36%	08/25/24	874,987	973
Federal Home Loan Mortgage Corp. Multifamily Structured Pass-Through Certificates Series Q013, Class XPT2 (I/O) 1.81%(6)	05/25/27	2,805,277	74,080
Federal National Mortgage Association, Pool #AN3542 3.41%	11/01/46	1,054,433	882,533
Federal National Mortgage Association-Aces Series 2016-M11, Class X2 (ACES) (I/O) 3.05%(6)	07/25/39	723,136	10,607
Federal National Mortgage Association-Aces Series 2019-M29, Class X4 (ACES) (I/O) 0.70%(6)	03/25/29	7,900,000	207,718
Government National Mortgage Association Series 2009-114, Class IO (I/O) 0.00%(6),(7)	10/16/49	4,618,076	70
Government National Mortgage Association Series 2010-148, Class IO (I/O) 0.30%(6)	09/16/50	4,812,852	48,652
Government National Mortgage Association Series 2011-105, Class IO (I/O) 0.00%(6),(7)	09/16/51	3,320,977	4
Government National Mortgage Association Series 2011-152, Class IO (I/O) 0.00%(6),(7)	08/16/51	1,181,284	21
Government National Mortgage Association Series 2012-139, Class IO (I/O) 0.56%(6)	02/16/53	1,092,114	17,056
Government National Mortgage Association Series 2012-4, Class IO (I/O) 0.00%(6),(7)	05/16/52	2,842,675	28
Government National Mortgage Association Series 2013-52, Class IO (I/O) 0.05%(6)	02/16/55	6,166,592	2,850
Government National Mortgage Association Series 2014-103, Class IO (I/O) 0.19%(6)	05/16/55	2,099,817	13,182
Government National Mortgage Association Series 2014-125, Class IO (I/O) 0.90%(6)	11/16/54	1,325,596	27,970

Total Commercial Mortgage-backed Securities—Agency (Cost: $5,754,249)			2,204,727

Commercial Mortgage-backed Securities—Non-Agency—7.0%
BBCMS Mortgage Trust Series 2020-BID, Class D 10.07% (1 mo. USD Term SOFR + 4.744%)(1),(5)	10/15/37	705,000	683,758
Benchmark Mortgage Trust Series 2019-B14, Class 225D 3.29%(1),(6)	12/15/62	535,000	9,836
Benchmark Mortgage Trust Series 2020-IG3, Class BXC 3.54% (1),(6)	09/15/48	555,000	451,001
BXHPP Trust Series 2021-FILM, Class C 6.54% (1 mo. USD Term SOFR + 1.214%)(1),(5)	08/15/36	430,000	402,889
BXHPP Trust Series 2021-FILM, Class D 6.94% (1 mo. USD Term SOFR + 1.614%)(1),(5)	08/15/36	515,000	477,964
BXP Trust Series 2017-GM, Class D 3.42%(1),(6)	06/13/39	375,000	334,415
Citigroup Commercial Mortgage Trust Series 2014-GC21, Class XD (I/O) 1.33%(1),(6)	05/10/47	4,710,600	921
Citigroup Commercial Mortgage Trust Series 2015-GC35, Class XA (I/O) 0.71%(6)	11/10/48	6,166,881	50,498
COMM Mortgage Trust Series 2012-LC4, Class XB (I/O) 0.44%(1),(6)	12/10/44	14,567,615	517
COMM Mortgage Trust Series 2013-CR12, Class XA (I/O) 0.56%(6)	10/10/46	918,788	60
COMM Mortgage Trust Series 2014-CR18, Class XA (I/O) 0.87%(6)	07/15/47	3,199,054	2,082
COMM Mortgage Trust Series 2014-CR21, Class XA (I/O) 0.82%(6)	12/10/47	14,738,595	52,365
COMM Mortgage Trust Series 2020-CBM, Class XCP (I/O) 0.60%(1),(6)	02/10/37	5,644,863	18,187
COMM Mortgage Trust Series 2020-CX, Class E 2.68%(1),(6)	11/10/46	370,000	255,305
CSMC Trust Series 2020-FACT, Class F 11.85% (1 mo. USD Term SOFR + 6.521%)(1),(5)	10/15/37	1,017,000	910,346
Extended Stay America Trust Series 2021-ESH, Class F 9.14% (1 mo. USD Term SOFR + 3.814%)(1),(5)	07/15/38	594,266	594,660
Frost CMBS DAC Series 2021-1A, Class EUE 7.92% (3 mo. EUR EURIBOR + 3.990%)(1),(5)	11/20/33	739,233	704,028
Grace Trust Series 2020-GRCE, Class D 2.68%(1),(6)	12/10/40	700,000	533,709
Grace Trust Series 2020-GRCE, Class F 2.68%(1),(6)	12/10/40	376,000	253,320
Grace Trust Series 2020-GRCE, Class X (I/O) 0.30%(1),(6)	12/10/40	10,620,000	177,533
GS Mortgage Securities Corp. Trust Series 2020-UPTN, Class XA (I/O) 0.35%(1),(6)	02/10/37	3,150,000	6,106
GS Mortgage Securities Trust Series 2014-GC18, Class XB (I/O) 0.04%(6),(7)	01/10/47	18,613,418	28
GS Mortgage Securities Trust Series 2016-GS2, Class XA (I/O) 1.73%(6)	05/10/49	4,023,436	102,229
Hudson Yards Mortgage Trust Series 2019-55HY, Class F 2.94%(1),(6)	12/10/41	150,000	110,161
ILPT Trust Series 2019-SURF, Class A 4.15%(1)	02/11/41	240,000	226,648
JPMBB Commercial Mortgage Securities Trust Series 2014-C24, Class XA (I/O) 0.81%(6)	11/15/47	6,742,049	7,844
JPMBB Commercial Mortgage Securities Trust Series 2014-C21, Class XA (I/O) 0.86%(6)	08/15/47	893,185	596
JPMBB Commercial Mortgage Securities Trust Series 2014-C23, Class XA (I/O) 0.57%(6)	09/15/47	8,366,116	7,523
JPMBB Commercial Mortgage Securities Trust Series 2015-C29, Class XD (I/O) 0.50%(1),(6)	05/15/48	26,458,000	131,506
JPMCC Commercial Mortgage Securities Trust Series 2017-JP5, Class XA (I/O) 0.81%(6)	03/15/50	10,038,399	173,935

TCW Strategic Income Fund, Inc.

SCHEDULE OF INVESTMENTS March 31, 2024 (Unaudited) (Cont’d)

Issues	Maturity Date	Principal Amount	Value
JPMorgan Chase Commercial Mortgage Securities Trust Series 2011-C3, Class XB (I/O) 0.39%(1),(6)	02/15/46	$48,975,319	$116,436
JPMorgan Chase Commercial Mortgage Securities Trust Series 2013-LC11, Class XA (I/O) 0.90%(6)	04/15/46	992,922	4,663
JPMorgan Chase Commercial Mortgage Securities Trust Series 2016-NINE, Class A 2.85%(1),(6)	09/06/38	775,000	725,518
JPMorgan Chase Commercial Mortgage Securities Trust Series 2019-OSB, Class A 3.40%(1)	06/05/39	585,000	526,911
Manhattan West Mortgage Trust Series 2020-1MW, Class A 2.13%(1)	09/10/39	695,000	617,761
Med Trust Series 2021-MDLN, Class G 10.69% (1 mo. USD Term SOFR + 5.364%)(1),(5)	11/15/38	666,800	667,478
MFT Mortgage Trust Series 2020-B6, Class C 3.28%(1),(6)	08/10/40	220,000	126,144
Morgan Stanley Bank of America Merrill Lynch Trust Series 2015-C22, Class XA (I/O) 0.99%(6)	04/15/48	7,851,159	39,897
Morgan Stanley Bank of America Merrill Lynch Trust Series 2015-C24, Class XA (I/O) 0.68%(6)	05/15/48	8,717,164	53,148
Morgan Stanley Bank of America Merrill Lynch Trust Series 2016-C31, Class XA (I/O) 1.26%(6)	11/15/49	6,170,504	145,049
Natixis Commercial Mortgage Securities Trust Series 2019-FAME, Class D 4.40%(1),(6)	08/15/36	835,000	511,436
Roseville Ltd. 8.57%(4)	03/29/25	605,000	604,395
SFAVE Commercial Mortgage Securities Trust Series 2015-5AVE, Class A2A 3.66%(1),(6)	01/05/43	805,000	587,592
SFAVE Commercial Mortgage Securities Trust Series 2015-5AVE, Class D 4.39%(1),(6)	01/05/43	880,000	416,249
SMRT Commercial Mortgage Trust Series 2022-MINI, Class E 8.03% (1 mo. USD Term SOFR + 2.700%)(1),(5)	01/15/39	1,005,000	976,026
Taurus U.K. DAC Series 2021-UK1X, Class E 8.87% (Sterling Overnight Index Average + 3.650%)(5),(9)	05/17/31	665,115	815,438
UBS Commercial Mortgage Trust Series 2017-C5, Class XA (I/O) 1.07%(6)	11/15/50	5,616,012	169,292
VASA Trust Series 2021-VASA, Class B 6.69% (1 mo. USD Term SOFR + 1.364%)(1),(5)	07/15/39	1,000,000	840,301
Vita Scientia DAC Series 2022-1X, Class D 6.42% (3 mo. EUR EURIBOR + 2.490%)(5),(9)	02/27/33	1,500,000	1,492,188
Wells Fargo Commercial Mortgage Trust Series 2018-C47, Class AS 4.67%(6)	09/15/61	750,000	724,196
WFRBS Commercial Mortgage Trust Series 2013-C14, Class XA (I/O) 0.35%(6)	06/15/46	221,937	442
WFRBS Commercial Mortgage Trust Series 2014-C24, Class XA (I/O) 0.83%(6)	11/15/47	4,977,047	9,365

Total Commercial Mortgage-backed Securities—Non-Agency (Cost: $22,847,749)			16,849,895

Residential Mortgage-backed Securities—Agency—21.7%
Federal Home Loan Mortgage Corp., Pool #SD8199 2.00%	03/01/52	3,826,570	3,030,361
Federal Home Loan Mortgage Corp. REMICS Series 3122, Class SG (I/O) (I/F) (TAC) (PAC) 0.20% (-30 day USD SOFR Average + 5.516%)(5)	03/15/36	1,113,124	58,376
Federal Home Loan Mortgage Corp. REMICS Series 3239, Class SI (I/O) (I/F) (PAC) 1.22% (-30 day USD SOFR Average + 6.536%)(5)	11/15/36	245,985	25,818
Federal Home Loan Mortgage Corp. REMICS Series 3323, Class SA (I/O) (I/F) 0.68% (-30 day USD SOFR Average + 5.996%)(5)	05/15/37	47,067	2,226
Federal Home Loan Mortgage Corp. REMICS Series 3459, Class JS (I/O) (I/F) 0.82% (-30 day USD SOFR Average + 6.136%)(5)	06/15/38	79,404	6,536
Federal Home Loan Mortgage Corp. REMICS Series 4030, Class HS (I/O) (I/F) 1.18% (-30 day USD SOFR Average + 6.496%)(5)	04/15/42	454,876	43,902
Federal National Mortgage Association REMICS Series 2007-42, Class SE (I/O) (I/F) 0.68% (-30 day USD SOFR Average + 5.996%)(5)	05/25/37	38,436	2,495
Federal National Mortgage Association REMICS Series 2007-48, Class SD (I/O) (I/F) 0.67% (-30 day USD SOFR Average + 5.986%)(5)	05/25/37	666,547	45,809
Federal National Mortgage Association REMICS Series 2009-69, Class CS (I/O) (I/F) 1.32% (-30 day USD SOFR Average + 6.636%)(5)	09/25/39	115,644	10,542
Government National Mortgage Association REMICS Series 2006-35, Class SA (I/O) (I/F) 1.16% (-1 mo. USD Term SOFR + 6.486%)(5)	07/20/36	749,519	55,309
Government National Mortgage Association REMICS Series 2006-61, Class SA (I/O) (I/F) (TAC) 0.00% (-1 mo. USD Term SOFR + 4.636%)(5),(7)	11/20/36	985,436	17,690
Government National Mortgage Association REMICS Series 2008-58, Class TS (I/O) (I/F) (TAC) 0.96% (-1 mo. USD Term SOFR + 6.286%)(5)	05/20/38	360,933	7,419

TCW Strategic Income Fund, Inc.

SCHEDULE OF INVESTMENTS March 31, 2024 (Unaudited) (Cont’d)

Issues	Maturity Date	Principal Amount	Value
Government National Mortgage Association REMICS Series 2014-118, Class ST 0.16% (-1 mo. USD Term SOFR + 5.486%)(5)	08/20/44	$3,983,772	$256,279
Government National Mortgage Association REMICS Series 2016-153, Class IO (I/O) 3.50%	11/20/46	1,265,841	222,741
Government National Mortgage Association, TBA
4.50%(10)	03/01/53	1,275,000	1,225,430
5.00%(10)	04/01/53	2,400,000	2,359,141
5.50%(10)	05/01/53	1,850,000	1,848,550
Uniform Mortgage-Backed Security, TBA
2.00%(10)	10/01/51	5,650,000	4,475,276
2.50%(10)	10/01/51	10,300,000	8,521,818
3.00%(10)	12/01/51	5,600,000	4,821,772
3.50%(10)	01/01/52	3,375,000	3,022,405
4.00%(10)	03/01/52	11,900,000	11,023,304
5.00%(10)	01/01/53	4,625,000	4,513,165
4.50%(10)	02/01/53	5,100,000	4,857,949
5.50%(10)	02/01/53	2,100,000	2,089,789

Total Residential Mortgage-backed Securities—Agency (Cost: $52,744,292)			52,544,102

Residential Mortgage-backed Securities—Non-Agency—25.8%
ABFC Trust Series 2007-NC1, Class A2 5.74% (1 mo. USD Term SOFR + 0.414%)(1),(5)	05/25/37	738,789	671,879
ACE Securities Corp. Home Equity Loan Trust Series 2004-IN1, Class A1 6.08% (1 mo. USD Term SOFR + 0.754%)(5)	05/25/34	314,912	292,117
ACE Securities Corp. Home Equity Loan Trust Series 2007-ASP1, Class A2C 5.96% (1 mo. USD Term SOFR + 0.634%)(5)	03/25/37	1,154,871	495,978
Adjustable Rate Mortgage Trust Series 2005-4, Class 6A22 5.10%(6)	08/25/35	319,230	229,461
Ajax Mortgage Loan Trust Series 2019-F, Class A2 3.50%(1)	07/25/59	1,300,000	1,202,893
Asset-Backed Securities Corp. Home Equity Loan Trust Series 2006-HE3, Class A5 2.89% (1 mo. USD Term SOFR + 0.654%)(5)	03/25/36	797,271	768,637
Asset-Backed Securities Corp. Home Equity Loan Trust Series 2007-HE1, Class A1B 4.07% (1 mo. USD Term SOFR + 0.414%)(5)	12/25/36	248,282	234,326
Banc of America Alternative Loan Trust Series 2005-10, Class 1CB1 5.50% (1 mo. USD Term SOFR + 0.514%)(5),(11)	11/25/35	274,681	223,125
Banc of America Funding Trust Series 2006-3, Class 4A14 6.00%(11)	03/25/36	133,827	106,686
Banc of America Funding Trust Series 2006-3, Class 5A3 5.50%(11)	03/25/36	87,497	76,211
Banc of America Funding Trust Series 2015-R4, Class 2A1 5.64% (1 mo. USD Term SOFR + 0.319%)(1),(5)	02/25/37	216,639	212,920
BCMSC Trust Series 2000-A, Class A4 8.29%(6)	06/15/30	3,316,690	396,275
Bear Stearns ALT-A Trust Series 2005-3, Class 4A3 4.52%(6)	04/25/35	164,920	159,129
Bear Stearns ARM Trust Series 2003-7, Class 9A 5.67%(6)	10/25/33	182,382	164,843
Bear Stearns ARM Trust Series 2005-9, Class A1 7.67% (1 yr. CMT + 2.300%)(5)	10/25/35	95,906	89,381
Bear Stearns ARM Trust Series 2007-4, Class 22A1 4.08%(6),(11)	06/25/47	502,835	447,794
Bear Stearns Asset-Backed Securities I Trust Series 2005-AC6, Class 1A3 5.50%(6)	09/25/35	261,060	252,232
Bear Stearns Asset-Backed Securities I Trust Series 2006-IM1, Class A1 5.90% (1 mo. USD Term SOFR + 0.574%)(5)	04/25/36	123,627	119,507
Bear Stearns Mortgage Funding Trust Series 2007-AR3, Class 1X (I/O) 0.50%(4)	03/25/37	24,376,741	485,936
C-BASS Mortgage Loan Trust Series 2007-CB2, Class A2B 3.57%	02/25/37	742,497	450,016
C-BASS Mortgage Loan Trust Series 2007-CB2, Class A2C 3.57%	02/25/37	729,513	438,378
C-BASS Mortgage Loan Trust Series 2007-CB3, Class A3 3.32%	03/25/37	1,118,601	406,876
Carrington Mortgage Loan Trust Series 2006-NC4, Class A4 5.68% (1 mo. USD Term SOFR + 0.354%)(5)	10/25/36	1,250,000	1,119,845
Carrington Mortgage Loan Trust Series 2007-RFC1, Class A3 5.58% (1 mo. USD Term SOFR + 0.254%)(5)	12/25/36	940,513	909,407
CHL Mortgage Pass-Through Trust Series 2004-HYB4, Class B1 5.05%(6)	09/20/34	429,607	112,533
CHL Mortgage Pass-Through Trust Series 2006-14, Class X (I/O) 0.15%(4),(6)	09/25/36	6,816,408	22,621
CHL Mortgage Pass-Through Trust Series 2006-HYB2, Class 1A1 5.16%(6)	04/20/36	669,792	489,345
CHNGE Mortgage Trust Series 2023-1, Class M1 8.30% (1),(6)	03/25/58	460,000	472,178
CIM Trust Series 2019-R1, Class A 3.25%(1),(6)	10/25/58	634,332	564,411
CIM Trust Series 2021-NR1, Class A1 5.57%(1)	07/25/55	585,932	580,425
CIM Trust Series 2021-NR2, Class A1 5.57%(1)	07/25/59	757,409	750,421
CIM Trust Series 2021-NR3, Class A1 2.57%(1)	06/25/57	195,043	192,700
CIM Trust Series 2021-NR4, Class A1 2.82%(1)	10/25/61	896,966	870,731
CIM Trust Series 2021-R3, Class A1A 1.95%(1),(6)	06/25/57	691,519	611,441
CIM Trust Series 2021-R4, Class A1A 2.00%(1),(6)	05/01/61	727,068	636,777
CIM Trust Series 2021-R5, Class A1B 2.00%(1),(6)	08/25/61	1,096,000	714,805
CIM Trust Series 2022-NR1, Class A1 5.00%(1)	07/25/62	315,458	307,091

TCW Strategic Income Fund, Inc.

SCHEDULE OF INVESTMENTS March 31, 2024 (Unaudited) (Cont’d)

Issues	Maturity Date	Principal Amount	Value
CIM Trust Series 2023-NR1, Class A1 6.00%(1)	06/25/62	$996,416	$982,728
CIM Trust Series 2023-NR2, Class A1 6.00%(1)	06/25/62	1,093,439	1,074,676
Citigroup Mortgage Loan Trust, Inc. Series 2005-11, Class A2A 7.78% (1 yr. CMT + 2.400%)(5)	10/25/35	163,713	162,207
Citigroup Mortgage Loan Trust, Inc. Series 2005-8, Class 1A1A 5.46%(6),(11)	10/25/35	361,150	293,507
CitiMortgage Alternative Loan Trust Series 2006-A3, Class 1A7 6.00%(11)	07/25/36	552,542	474,877
CitiMortgage Alternative Loan Trust Series 2006-A5, Class 1A8 6.00%(11)	10/25/36	482,007	403,053
Conseco Finance Securitizations Corp. Series 1999-6, Class A1 7.36% (1),(6)	06/01/30	1,222,924	407,226
Countrywide Alternative Loan Trust Series 2005-46CB, Class A20 (TAC) 5.50%(11)	10/25/35	506,515	365,035
Countrywide Alternative Loan Trust Series 2006-8T1, Class 1A2 (I/O) 0.06% (-1 mo. USD Term SOFR + 5.386%)(4),(5)	04/25/36	4,661,060	432,689
Countrywide Asset-Backed Certificates Trust Series 2007-13, Class 2A1 6.34% (1 mo. USD Term SOFR + 1.014%)(5)	10/25/47	388,813	351,340
Credit Suisse First Boston Mortgage Securities Corp. Series 2005-12, Class 1A1 6.50%	01/25/36	947,833	230,305
Credit-Based Asset Servicing & Securitization LLC Series 2003-CB3, Class AF1 3.38%(6)	12/25/32	278,649	263,009
Credit-Based Asset Servicing & Securitization LLC Series 2006-CB2, Class AF2 3.05%	12/25/36	1,787,605	1,519,406
Deutsche Alt-A Securities, Inc. Mortgage Loan Trust Series 2006-AR6, Class A6 5.82% (1 mo. USD Term SOFR + 0.494%)(5)	02/25/37	278,426	236,875
Deutsche Alt-B Securities, Inc. Mortgage Loan Trust Series 2006-AB2, Class A2 4.79%(6),(11)	06/25/36	858,060	755,668
DSLA Mortgage Loan Trust Series 2006-AR2, Class 2A1A 5.64% (1 mo. USD Term SOFR + 0.314%)(5)	10/19/36	331,674	211,714
Federal Home Loan Mortgage Corp. STACR REMICS Trust Series 2021-DNA6, Class B1 8.72% (30 day USD SOFR Average + 3.400%)(1),(5)	10/25/41	650,000	673,568
Federal Home Loan Mortgage Corp. STACR REMICS Trust Series 2021-HQA2, Class M2 7.37% (30 day USD SOFR Average + 2.050%)(1),(5)	12/25/33	894,772	907,290
Federal National Mortgage Association Connecticut Avenue Securities Series 2019-R06, Class 2B1 9.18% (30 day USD SOFR Average + 3.864%)(1),(5)	09/25/39	661,839	688,828
Federal National Mortgage Association Connecticut Avenue Securities Series 2019-R07, Class 1B1 8.83% (30 day USD SOFR Average + 3.514%)(1),(5)	10/25/39	982,007	1,011,458
First Franklin Mortgage Loan Trust Series 2006-FF13, Class A2C 5.76% (1 mo. USD Term SOFR + 0.434%)(5)	10/25/36	569,919	366,601
First Horizon Alternative Mortgage Securities Trust Series 2005-AA10, Class 2A1 6.05%(6),(11)	12/25/35	137,744	109,100
Fremont Home Loan Trust Series 2005-A, Class M4 6.46% (1 mo. USD Term SOFR + 1.134%)(5)	01/25/35	1,432,275	1,234,838
GreenPoint Manufactured Housing Series 2000-1, Class A4 8.14%(6)	03/20/30	404,364	268,845
GSAA Home Equity Trust Series 2006-13, Class AF6 6.54%	07/25/36	1,122,340	338,551
GSAMP Trust Series 2007-NC1, Class A2C 5.59% (1 mo. USD Term SOFR + 0.264%)(5)	12/25/46	2,243,543	1,098,093
GSC Capital Corp. Mortgage Trust Series 2006-2, Class A1 5.80% (1 mo. USD Term SOFR + 0.474%)(5)	05/25/36	170,895	160,513
GSR Mortgage Loan Trust Series 2005-AR3, Class 6A1 4.35%(6)	05/25/35	130,253	102,779
HSI Asset Loan Obligation Trust Series 2007-2, Class 2A12 6.00%	09/25/37	306,407	231,986
IndyMac INDX Mortgage Loan Trust Series 2004-AR6, Class 5A1 5.14%(6)	10/25/34	253,014	239,581
IndyMac INDX Mortgage Loan Trust Series 2005-AR19, Class A1 3.71%(6)	10/25/35	377,109	299,210
IndyMac INDX Mortgage Loan Trust Series 2006-AR13, Class A4X (I/O) 0.00% (4),(6),(7)	07/25/36	256,095	3
IndyMac INDX Mortgage Loan Trust Series 2006-AR9, Class 1A1 3.90%(6)	06/25/36	433,089	239,243
IndyMac INDX Mortgage Loan Trust Series 2007-AR5, Class 2A1 3.37%(6)	05/25/37	595,328	462,756
IndyMac INDX Mortgage Loan Trust Series 2007-FLX2, Class A1C 5.82% (1 mo. USD Term SOFR + 0.304%)(5)	04/25/37	1,337,319	1,126,320
JPMorgan Alternative Loan Trust Series 2006-A2, Class 5A1 4.02%(6)	05/25/36	333,125	193,394
JPMorgan Mortgage Acquisition Trust Series 2006-WF1, Class A5 6.91%	07/25/36	1,852,769	503,107
JPMorgan Mortgage Trust Series 2004-A6, Class 5A1 5.06%(6)	12/25/34	162,780	156,418

TCW Strategic Income Fund, Inc.

SCHEDULE OF INVESTMENTS March 31, 2024 (Unaudited) (Cont’d)

Issues	Maturity Date	Principal Amount	Value
JPMorgan Mortgage Trust Series 2007-S2, Class 1A1 5.00%	06/25/37	$147,023	$50,793
JPMorgan Resecuritization Trust Series 2015-4, Class 2A2 3.57%(1),(6)	06/26/47	2,913,720	1,360,171
Lehman Mortgage Trust Series 2006-7, Class 2A5 (I/O) (I/F) 1.11% (-1 mo. USD Term SOFR + 6.436%)(4),(5)	11/25/36	2,862,623	275,408
Lehman XS Trust Series 2006-10N, Class 1A3A 5.86% (1 mo. USD Term SOFR + 0.534%)(5)	07/25/46	376,686	339,526
Lehman XS Trust Series 2006-12N, Class A31A 5.84% (1 mo. USD Term SOFR + 0.514%)(5)	08/25/46	467,427	462,571
Long Beach Mortgage Loan Trust Series 2004-4, Class M1 6.34% (1 mo. USD Term SOFR + 1.014%)(5)	10/25/34	297,537	286,353
MASTR Alternative Loan Trust Series 2006-2, Class 2A2 (I/O) (I/F) 1.66% (-1 mo. USD Term SOFR + 6.986%)(4),(5)	03/25/36	5,890,099	347,476
MASTR Alternative Loan Trust Series 2007-HF1, Class 4A1 7.00%	10/25/47	1,050,149	461,845
MASTR Asset-Backed Securities Trust Series 2007-HE1, Class A4 5.72% (1 mo. USD Term SOFR + 0.394%)(5)	05/25/37	2,000,000	1,575,868
Merrill Lynch Alternative Note Asset Trust Series 2007-OAR2, Class A2 5.86% (1 mo. USD Term SOFR + 0.534%)(5)	04/25/37	549,953	443,270
Merrill Lynch First Franklin Mortgage Loan Trust Series 2007-3, Class A2B 5.70% (1 mo. USD Term SOFR + 0.374%)(5)	06/25/37	290,044	278,585
Merrill Lynch First Franklin Mortgage Loan Trust Series 2007-3, Class A2C 5.80% (1 mo. USD Term SOFR + 0.474%)(5)	06/25/37	416,778	401,196
Merrill Lynch Mortgage Investors Trust Series 2006-RM2, Class A1A 5.81% (1 mo. USD Term SOFR + 0.484%)(5)	05/25/37	3,863,612	1,048,090
Merrill Lynch Mortgage-Backed Securities Trust Series 2007-2, Class 1A1 7.40% (1 yr. CMT + 2.400%)(5),(11)	08/25/36	93,214	80,671
Morgan Stanley Mortgage Loan Trust Series 2007-15AR, Class 4A1 3.68%(6)	11/25/37	219,334	202,830
New Residential Mortgage Loan Trust Series 2022-NQM2, Class A2 3.70%(1),(6)	03/27/62	930,000	718,792
Nomura Asset Acceptance Corp. Alternative Loan Trust Series 2006-AR1, Class 1A 4.24%(6)	02/25/36	111,698	77,458
Oakwood Mortgage Investors, Inc. Series 1999-E, Class A1 7.61%(6)	03/15/30	512,412	278,349
Oakwood Mortgage Investors, Inc. Series 2000-A, Class A4 8.15%(6)	09/15/29	1,717,630	349,073
Oakwood Mortgage Investors, Inc. Series 2000-D, Class A4 7.40%(6)	07/15/30	681,680	138,731
Oakwood Mortgage Investors, Inc. Series 2001-C, Class A3 6.61%(6)	06/15/31	1,671,028	166,388
Oakwood Mortgage Investors, Inc. Series 2001-D, Class A3 5.90%(6),(12),(13)	09/15/22	526,171	240,269
PRET LLC Series 2022-RN2, Class A2 6.50%(1)	06/25/52	1,255,000	1,189,464
PRPM LLC Series 2021-10, Class A1 2.49%(1)	10/25/26	783,308	771,977
PRPM LLC Series 2021-11, Class A1 2.49%(1)	11/25/26	325,516	319,799
PRPM LLC Series 2021-4, Class A1 1.87%(1)	04/25/26	1,123,474	1,098,244
PRPM LLC Series 2021-8, Class A1 1.74%(1),(6)	09/25/26	603,503	581,672
PRPM LLC Series 2022-1, Class A2 6.29%(1)	02/25/27	1,000,000	972,049
PRPM LLC Series 2022-3, Class A1 5.56%(1)	06/25/27	1,148,621	1,134,988
PRPM LLC Series 2022-4, Class A2 5.00%(1)	08/25/27	1,080,000	1,032,069
Residential Accredit Loans, Inc. Trust Series 2005-QA7, Class A1 4.63%(6),(11)	07/25/35	591,073	458,373
Residential Accredit Loans, Inc. Trust Series 2005-QA8, Class CB21 5.20%(6),(11)	07/25/35	297,870	165,896
Residential Accredit Loans, Inc. Trust Series 2006-QS1, Class A3 (PAC) 5.75%(11)	01/25/36	208,482	160,936
Residential Accredit Loans, Inc. Trust Series 2006-QS13, Class 1A2 (I/O) (I/F) 1.72% (-1 mo. USD Term SOFR + 7.046%)(4),(5)	09/25/36	1,957,732	173,245
Residential Accredit Loans, Inc. Trust Series 2006-QS6, Class 1AV (I/O) 0.77%(4),(6)	06/25/36	2,530,882	52,612
Residential Accredit Loans, Inc. Trust Series 2006-QS7, Class A2 6.00%	06/25/36	276,862	211,733
Residential Accredit Loans, Inc. Trust Series 2006-QS8, Class A3 6.00%(11)	08/25/36	484,240	391,715
Residential Accredit Loans, Inc. Trust Series 2007-QS2, Class AV (I/O) 0.30%(4),(6)	01/25/37	5,751,025	54,685
Residential Accredit Loans, Inc. Trust Series 2007-QS3, Class AV (I/O) 0.36%(4),(6)	02/25/37	6,847,803	86,659
Residential Accredit Loans, Inc. Trust Series 2007-QS6, Class A62 (TAC) 5.50%(11)	04/25/37	149,610	114,874
Residential Asset Securitization Trust Series 2005-A15, Class 4A1 6.00%	02/25/36	930,577	291,420
Residential Asset Securitization Trust Series 2007-A5, Class AX (I/O) 6.00%(4)	05/25/37	1,201,887	200,182
RFMSI Trust Series 2006-S9, Class AV (I/O) 0.35%(4),(6)	09/25/36	15,916,605	168,294

TCW Strategic Income Fund, Inc.

SCHEDULE OF INVESTMENTS March 31, 2024 (Unaudited) (Cont’d)

Issues	Maturity Date	Principal Amount	Value
Saxon Asset Securities Trust Series 2007-3, Class 2A4 5.93% (1 mo. USD Term SOFR + 0.604%)(5)	09/25/47	$2,926,000	$2,486,291
Securitized Asset-Backed Receivables LLC Trust Series 2006-CB1, Class AF2 2.84%	01/25/36	933,948	758,170
Securitized Asset-Backed Receivables LLC Trust Series 2007-NC2, Class A2C 5.88% (1 mo. USD Term SOFR + 0.554%)(5)	01/25/37	1,494,000	977,559
Structured Adjustable Rate Mortgage Loan Trust Series 2005-20, Class 1A1 6.73%(6)	10/25/35	84,247	80,479
Structured Adjustable Rate Mortgage Loan Trust Series 2007-9, Class 2A1 4.43%(6),(11)	10/25/47	227,597	146,508
Structured Asset Mortgage Investments II Trust Series 2006-AR4, Class 5A1 5.80% (1 mo. USD Term SOFR + 0.474%)(5)	06/25/36	616,076	498,203
Verus Securitization Trust Series 2023-4, Class A1 5.81%(1)	05/25/68	1,083,305	1,076,950
VOLT CIII LLC Series 2021-CF1, Class A1 1.99%(1)	08/25/51	673,409	650,635
VOLT XCIX LLC Series 2021-NPL8, Class A1 5.12%(1)	04/25/51	935,109	912,127
WaMu Asset-Backed Certificates WaMu Trust Series 2007-HE1, Class 2A3 5.59% (1 mo. USD Term SOFR + 0.264%)(5)	01/25/37	1,515,255	680,401
Wells Fargo Alternative Loan Trust Series 2007-PA2, Class 2A2 (I/O) (I/F) 0.63% (-1 mo. USD Term SOFR + 5.956%)(4),(5)	06/25/37	1,275,471	86,711
Wells Fargo Mortgage-Backed Securities Trust Series 2007-AR3, Class A4 6.23%(6),(11)	04/25/37	87,708	78,587

Total Residential Mortgage-backed Securities—Non-Agency (Cost: $72,218,908)			62,503,348

Total Mortgage-backed Securities (Cost: $153,565,198)			134,102,072

CORPORATE BONDS—24.5%

Aerospace & Defense—0.2%
Boeing Co. 5.81%	05/01/50	255,000	241,500
TransDigm, Inc. 6.75%(1)	08/15/28	350,000	355,404

			596,904

Agriculture—0.6%
BAT Capital Corp. (United Kingdom) 5.65%	03/16/52	175,000	158,477
Imperial Brands Finance PLC (United Kingdom)
3.13%(1)	07/26/24	270,000	267,694
6.13%(1)	07/27/27	125,000	127,605
Philip Morris International, Inc. 1.88%	11/06/37	100,000	83,110
Reynolds American, Inc. (United Kingdom) 5.85%	08/15/45	975,000	907,920

			1,544,806

Airlines—0.2%
JetBlue Pass-Through Trust Series 2020-1, Class A 4.00%	05/15/34	642,951	594,235

Banks—5.9%
Bank of America Corp.
0.98% (Secured Overnight Financing Rate + 0.910%)(5)	09/25/25	395,000	386,041
1.32% (Secured Overnight Financing Rate + 1.150%)(5)	06/19/26	305,000	289,921
1.53% (Secured Overnight Financing Rate + 0.650%)(5)	12/06/25	125,000	121,511
1.66% (Secured Overnight Financing Rate + 0.910%)(5)	03/11/27	780,000	727,143
1.92% (Secured Overnight Financing Rate + 1.370%)(5)	10/24/31	790,000	645,240
2.30% (Secured Overnight Financing Rate + 1.220%)(5)	07/21/32	350,000	286,699
2.55% (Secured Overnight Financing Rate + 1.050%)(5)	02/04/28	120,000	111,563
3.42% (3 mo. USD Term SOFR + 1.302%)(5)	12/20/28	395,000	370,889
4.38% (5 yr. CMT + 2.760%)(5),(14)	01/27/27	140,000	131,950
Citigroup, Inc.
0.98% (Secured Overnight Financing Rate + 0.669%)(5)	05/01/25	215,000	214,063
2.52% (Secured Overnight Financing Rate + 1.177%)(5)	11/03/32	665,000	546,391
2.98% (Secured Overnight Financing Rate + 1.422%)(5)	11/05/30	145,000	128,856
Goldman Sachs Group, Inc.
1.09% (Secured Overnight Financing Rate + 0.789%)(5)	12/09/26	1,275,000	1,184,194
1.54% (Secured Overnight Financing Rate + 0.818%)(5)	09/10/27	1,350,000	1,233,711
5.84% (Secured Overnight Financing Rate + 0.486%)(5)	10/21/24	285,000	285,192
HSBC Holdings PLC (United Kingdom)
1.59% (Secured Overnight Financing Rate + 1.290%)(5)	05/24/27	285,000	262,313
2.10% (Secured Overnight Financing Rate + 1.929%)(5)	06/04/26	430,000	412,529
2.21% (Secured Overnight Financing Rate + 1.285%)(5)	08/17/29	110,000	96,463
2.36% (Secured Overnight Financing Rate + 1.947%)(5)	08/18/31	130,000	108,390

TCW Strategic Income Fund, Inc.

SCHEDULE OF INVESTMENTS March 31, 2024 (Unaudited) (Cont’d)

Issues	Maturity Date	Principal Amount	Value
JPMorgan Chase & Co.
1.04% (3 mo. USD Term SOFR + 0.695%)(5)	02/04/27	$1,000,000	$925,410
1.58% (Secured Overnight Financing Rate + 0.885%)(5)	04/22/27	425,000	394,209
2.07% (Secured Overnight Financing Rate + 1.015%)(5)	06/01/29	285,000	252,722
2.58% (3 mo. USD Term SOFR + 1.250%)(5)	04/22/32	375,000	316,942
Lloyds Banking Group PLC (United Kingdom) 3.57% (3 mo. USD LIBOR + 1.205%)(5)	11/07/28	200,000	187,638
Morgan Stanley
0.79% (Secured Overnight Financing Rate + 0.525%)(5)	05/30/25	920,000	911,512
1.93% (Secured Overnight Financing Rate + 1.020%)(5)	04/28/32	195,000	156,560
2.19% (Secured Overnight Financing Rate + 1.990%)(5)	04/28/26	55,000	53,078
2.24% (Secured Overnight Financing Rate + 1.178%)(5)	07/21/32	410,000	334,806
2.51% (Secured Overnight Financing Rate + 1.200%)(5)	10/20/32	180,000	148,942
PNC Financial Services Group, Inc.
5.68% (Secured Overnight Financing Rate + 1.902%)(5)	01/22/35	75,000	75,778
6.88% (Secured Overnight Financing Rate + 2.284%)(5)	10/20/34	400,000	438,320
Santander U.K. Group Holdings PLC (United Kingdom) 1.67% (Secured Overnight Financing Rate + 0.989%)(5)	06/14/27	55,000	50,349
U.S. Bancorp
3.70% (5 yr. CMT + 2.541%)(5),(14)	01/15/27	130,000	112,649
4.84% (Secured Overnight Financing Rate + 1.600%)(5)	02/01/34	325,000	308,773
5.68% (Secured Overnight Financing Rate + 1.860%)(5)	01/23/35	110,000	111,166
5.84% (Secured Overnight Financing Rate + 2.260%)(5)	06/12/34	20,000	20,407
5.85% (Secured Overnight Financing Rate + 2.090%)(5)	10/21/33	100,000	102,191
Wells Fargo & Co.
2.39% (Secured Overnight Financing Rate + 2.100%)(5)	06/02/28	955,000	874,374
2.57% (3 mo. USD Term SOFR + 1.262%)(5)	02/11/31	200,000	172,439
3.35% (Secured Overnight Financing Rate + 1.500%)(5)	03/02/33	795,000	689,615

			14,180,939

Beverages—0.2%
Bacardi Ltd. 5.30%(1)	05/15/48	205,000	193,866
Triton Water Holdings, Inc. 6.25%(1)	04/01/29	345,000	314,992

			508,858

Biotechnology—0.0%
Amgen, Inc. 5.65%	03/02/53	60,000	61,195

Chemicals—0.4%
ASP Unifrax Holdings, Inc. 5.25%(1)	09/30/28	280,000	181,017
Axalta Coating Systems LLC/Axalta Coating Systems Dutch Holding B BV 4.75%(1)	06/15/27	135,000	130,612
International Flavors & Fragrances, Inc.
2.30%(1)	11/01/30	725,000	602,589
3.27%(1)	11/15/40	15,000	10,690
3.47%(1)	12/01/50	40,000	26,680
4.38%	06/01/47	60,000	46,520
5.00%	09/26/48	60,000	51,354

			1,049,462

Commercial Services—0.5%
Adtalem Global Education, Inc. 5.50%(1)	03/01/28	294,000	281,840
Global Payments, Inc. 4.88%	03/17/31	100,000	114,030
Hertz Corp.
4.63%(1)	12/01/26	25,000	22,766
5.00%(1)	12/01/29	290,000	224,750
Valvoline, Inc. 3.63%(1)	06/15/31	150,000	129,432
VT Topco, Inc. 8.50%(1)	08/15/30	120,000	126,757
WASH Multifamily Acquisition, Inc. 5.75%(1)	04/15/26	205,000	200,468

			1,100,043

Computers—0.1%
NCR Voyix Corp. 5.13%(1)	04/15/29	215,000	199,578

Cosmetics/Personal Care—0.1%
Edgewell Personal Care Co. 5.50%(1)	06/01/28	133,000	130,706

Diversified Financial Services—0.9%
AerCap Ireland Capital DAC/AerCap Global Aviation Trust (Ireland)
3.30%	01/30/32	295,000	252,877
3.88%	01/23/28	130,000	123,271
Air Lease Corp. 3.63%	12/01/27	120,000	113,332
American Express Co. 3.55% (5 yr. CMT + 2.854%)(5),(14)	09/15/26	145,000	134,578
Avolon Holdings Funding Ltd. (Ireland)
2.53%(1)	11/18/27	406,000	361,305
2.88%(1)	02/15/25	305,000	296,933
3.95%(1)	07/01/24	85,000	84,535

TCW Strategic Income Fund, Inc.

SCHEDULE OF INVESTMENTS March 31, 2024 (Unaudited) (Cont’d)

Issues	Maturity Date	Principal Amount	Value
Charles Schwab Corp. 5.00% (5 yr. CMT + 3.256%)(5),(14)	06/01/27	$135,000	$129,406
GGAM Finance Ltd. (Ireland)
8.00%(1)	06/15/28	117,000	122,119
8.00%(1)	02/15/27	115,000	118,812
Jane Street Group/JSG Finance, Inc. 4.50%(1)	11/15/29	435,000	403,593

			2,140,761

Electric—0.9%
Alliant Energy Finance LLC 3.60%(1)	03/01/32	535,000	474,096
Arizona Public Service Co. 3.35%	05/15/50	1,000,000	688,610
Duke Energy Corp. 3.85%	06/15/34	330,000	353,852
FirstEnergy Transmission LLC 4.35%(1)	01/15/25	300,000	296,415
TenneT Holding BV (Netherlands)
2.75%(9)	05/17/42	115,000	116,493
4.50%(9)	10/28/34	200,000	237,505
4.75%(9)	10/28/42	110,000	136,681

			2,303,652

Electronics—0.0%
Honeywell International, Inc. 3.75%	03/01/36	110,000	120,065

Engineering & Construction—0.1%
Artera Services LLC 8.50%(1)	02/15/31	145,000	148,766

Entertainment—0.7%
Banijay Entertainment SASU (France) 8.13%(1)	05/01/29	200,000	206,438
Everi Holdings, Inc. 5.00%(1)	07/15/29	275,000	272,937
Penn Entertainment, Inc. 5.63%(1)	01/15/27	165,000	159,340
WarnerMedia Holdings, Inc.
4.28%	03/15/32	5,000	4,472
5.05%	03/15/42	630,000	541,460
5.14%	03/15/52	756,000	628,440

			1,813,087

Environmental Control—0.0%
Waste Pro USA, Inc. 5.50%(1)	02/15/26	55,000	54,216

Food—0.9%
B&G Foods, Inc. 5.25%	04/01/25	42,000	42,000
ELO SACA (France) 6.00%(9)	03/22/29	200,000	219,244
H-Food Holdings LLC/Hearthside Finance Co., Inc. 8.50%(1)	06/01/26	244,000	18,300
JBS USA LUX SA/JBS USA Food Co./JBS Luxembourg SARL
6.75%(1)	03/15/34	125,000	131,464
7.25%(1)	11/15/53	145,000	155,950
JBS USA LUX SA/JBS USA Food Co./JBS USA Finance, Inc.
3.75%	12/01/31	650,000	563,628
5.50%	01/15/30	25,000	24,654
6.50%	12/01/52	180,000	178,328
Kraft Heinz Foods Co. 6.38%	07/15/28	210,000	220,346
Pilgrim’s Pride Corp. 4.25%	04/15/31	285,000	257,432
Post Holdings, Inc. 4.63%(1)	04/15/30	270,000	248,066
Simmons Foods, Inc./Simmons Prepared Foods, Inc./Simmons Pet Food, Inc./Simmons Feed 4.63%(1)	03/01/29	275,000	243,548

			2,302,960

Gas—0.3%
National Gas Transmission PLC (United Kingdom) 4.25%(9)	04/05/30	100,000	111,209
Southern Co. Gas Capital Corp. 3.88%	11/15/25	640,000	624,000

			735,209

Health Care-Products—0.1%
Embecta Corp. 5.00%(1)	02/15/30	400,000	326,848

Health Care-Services—0.9%
Cano Health LLC 0.00%(1),(2),(4),(7),(13)	10/01/28	98,000	85
Catalent Pharma Solutions, Inc. 3.50%(1)	04/01/30	450,000	428,972
Centene Corp. 3.00%	10/15/30	248,000	212,855
Fortrea Holdings, Inc. 7.50%(1)	07/01/30	125,000	129,235
HCA, Inc.
3.50%	07/15/51	154,000	106,166
5.38%	09/01/26	65,000	64,964
5.63%	09/01/28	100,000	101,187
7.05%	12/01/27	235,000	247,812
HealthEquity, Inc. 4.50%(1)	10/01/29	265,000	245,221
Kedrion SpA (Italy) 6.50%(1)	09/01/29	335,000	305,662
ModivCare Escrow Issuer, Inc. 5.00%(1)	10/01/29	492,000	357,369

			2,199,528

Household Products/Wares—0.1%
Central Garden & Pet Co. 4.13%	10/15/30	24,000	21,552
Spectrum Brands, Inc. 3.88%(1)	03/15/31	155,000	149,724

			171,276

Housewares—0.1%
Newell Brands, Inc. 7.00%	04/01/46	300,000	242,571

Insurance—1.4%
Acrisure LLC/Acrisure Finance, Inc.
4.25%(1)	02/15/29	280,000	253,120
6.00%(1)	08/01/29	160,000	147,200
Athene Global Funding
1.61%(1)	06/29/26	285,000	261,630
1.99%(1)	08/19/28	425,000	368,177
3.21%(1)	03/08/27	135,000	126,228
Farmers Exchange Capital 7.05%(1)	07/15/28	500,000	505,428
Farmers Insurance Exchange 4.75% (3 mo. USD LIBOR + 3.231%)(1),(5)	11/01/57	5,000	3,712

TCW Strategic Income Fund, Inc.

SCHEDULE OF INVESTMENTS March 31, 2024 (Unaudited) (Cont’d)

Issues	Maturity Date	Principal Amount	Value
Nationwide Mutual Insurance Co. 7.88% (3 mo. USD LIBOR + 2.290%)(1),(5)	12/15/24	$1,000,000	$1,000,093
Teachers Insurance & Annuity Association of America 4.38% (3 mo. USD LIBOR + 2.661%)(1),(5)	09/15/54	675,000	664,262

			3,329,850

Internet—0.3%
Netflix, Inc. 5.88%	02/15/25	485,000	486,974
Northwest Fiber LLC/Northwest Fiber Finance Sub, Inc.
4.75%(1)	04/30/27	123,000	126,075
6.00%(1)	02/15/28	45,000	46,350

			659,399

Investment Companies—0.2%
Icahn Enterprises LP/Icahn Enterprises Finance Corp.
4.38%	02/01/29	103,000	88,045
5.25%	05/15/27	264,000	245,520
9.75%(1)	01/15/29	55,000	57,405

			390,970

Iron & Steel—0.1%
ATI, Inc. 7.25%	08/15/30	121,000	125,574

Machinery-Diversified—0.2%
OT Merger Corp. 7.88%(1)	10/15/29	575,000	414,816
Titan Acquisition Ltd./Titan Co.-Borrower LLC (Canada) 7.75%(1)	04/15/26	140,000	140,070

			554,886

Media—1.4%
Cable One, Inc. 4.00%(1)	11/15/30	415,000	324,738
Charter Communications Operating LLC/Charter Communications Operating Capital
2.30%	02/01/32	165,000	127,466
3.70%	04/01/51	598,000	371,400
4.80%	03/01/50	65,000	48,156
5.25%	04/01/53	210,000	166,497
5.38%	05/01/47	125,000	101,068
5.75%	04/01/48	360,000	303,387
6.65%	02/01/34	170,000	174,321
CSC Holdings LLC
5.38%(1)	02/01/28	50,000	43,049
5.75%(1)	01/15/30	45,000	23,858
6.50%(1)	02/01/29	354,000	300,247
7.50%(1)	04/01/28	150,000	101,234
11.75%(1)	01/31/29	117,000	117,146
DirecTV Financing LLC/DirecTV Financing Co.-Obligor, Inc. 5.88%(1)	08/15/27	225,000	213,035
Scripps Escrow, Inc. 5.88%(1)	07/15/27	265,000	222,600
Sirius XM Radio, Inc. 3.88%(1)	09/01/31	150,000	125,174
Time Warner Cable LLC 5.50%	09/01/41	120,000	99,994
VZ Secured Financing BV (Netherlands) 5.00%(1)	01/15/32	615,000	528,500

			3,391,870

Metal Fabricate & Hardware—0.1%
Advanced Drainage Systems, Inc. 6.38%(1)	06/15/30	125,000	125,763

Miscellaneous Manufacturers—0.9%
General Electric Co. 6.05% (3 mo. USD Term SOFR + 0.742%)(5)	08/15/36	2,400,000	2,229,141

Oil & Gas—0.2%
KazMunayGas National Co. JSC (Kazakhstan) 3.50%(9)	04/14/33	200,000	166,780
Petroleos Mexicanos 6.35%	02/12/48	34,000	21,721
Sunoco LP/Sunoco Finance Corp. 4.50%	05/15/29	283,000	263,544

			452,045

Oil & Gas Services—0.1%
USA Compression Partners LP/USA Compression Finance Corp. 7.13%(1)	03/15/29	120,000	121,421

Packaging & Containers—0.7%
Ardagh Packaging Finance PLC/Ardagh Holdings USA, Inc.
4.13%(1)	08/15/26	85,000	77,207
5.25%(1)	08/15/27	70,000	44,175
5.25%(1)	08/15/27	280,000	176,400
Ball Corp. 6.88%	03/15/28	240,000	246,768
Berry Global, Inc.
1.57%	01/15/26	323,000	302,496
1.65%	01/15/27	149,000	135,357
4.88%(1)	07/15/26	85,000	83,362
5.50%	04/15/28	95,000	95,694
5.65%(1)	01/15/34	30,000	29,871
Clearwater Paper Corp. 4.75%(1)	08/15/28	125,000	116,379
Graphic Packaging International LLC 4.75%(1)	07/15/27	130,000	126,425
Trivium Packaging Finance BV (Netherlands) 5.50%(1)	08/15/26	250,000	246,716

			1,680,850

Pharmaceuticals—1.0%
1375209 BC Ltd. (Canada) 9.00%(1)	01/30/28	240,000	235,461
180 Medical, Inc. (United Kingdom) 3.88%(1)	10/15/29	275,000	249,222
Bayer U.S. Finance II LLC
4.63%(1)	06/25/38	515,000	429,033
4.88%(1)	06/25/48	285,000	229,244
Bayer U.S. Finance LLC 6.50%(1)	11/21/33	360,000	366,386
Grifols SA (Spain) 4.75%(1)	10/15/28	395,000	327,123
Option Care Health, Inc. 4.38%(1)	10/31/29	275,000	252,819
Prestige Brands, Inc. 3.75%(1)	04/01/31	445,000	387,841

			2,477,129

Pipelines—0.9%
Energy Transfer LP 6.63% (3 mo. USD LIBOR + 4.155%)(5),(14)	02/15/28	634,000	594,471
Global Partners LP/GLP Finance Corp. 6.88%	01/15/29	275,000	273,041

TCW Strategic Income Fund, Inc.

SCHEDULE OF INVESTMENTS March 31, 2024 (Unaudited) (Cont’d)

Issues	Maturity Date	Principal Amount	Value
NGL Energy Operating LLC/NGL Energy Finance Corp. 8.38%(1)	02/15/32	$95,000	$97,499
Rockies Express Pipeline LLC
4.80%(1)	05/15/30	125,000	116,125
4.95%(1)	07/15/29	425,000	398,081
TransMontaigne Partners LP/TLP Finance Corp. 6.13%	02/15/26	265,000	253,406
Venture Global Calcasieu Pass LLC 3.88%(1)	08/15/29	93,000	83,853
Venture Global LNG, Inc. 9.50%(1)	02/01/29	235,000	253,513

			2,069,989

Real Estate—0.2%
Annington Funding PLC (United Kingdom) 3.69%(9)	07/12/34	100,000	107,733
Blackstone Property Partners Europe Holdings SARL (Luxembourg)
1.00%(9)	05/04/28	150,000	140,148
1.75%(9)	03/12/29	100,000	94,204
China Aoyuan Group Ltd. 6.35%(9),(13)	02/08/24	400,000	8,000
Greystar Real Estate Partners LLC 7.75%(1)	09/01/30	125,000	130,000
Sunac China Holdings Ltd.
6.00%(1),(2),(4),(13)	09/30/26	17,586	2,066
6.25%(1),(2),(4),(13)	09/30/27	17,586	1,838
6.50%(1),(2),(4),(13)	09/30/27	35,173	3,236
6.75%(1),(2),(4),(13)	09/30/28	52,759	4,326
7.00%(1),(2),(4),(13)	09/30/29	52,759	3,825
7.25%(1),(2),(4),(13)	09/30/30	24,786	1,599
Vonovia SE (Germany) 0.75%(9)	09/01/32	100,000	82,045
Zhenro Properties Group Ltd. (China) 6.63%(4),(9),(13)	01/07/26	200,000	3,234

			582,254

REIT—1.9%
American Assets Trust LP 3.38%	02/01/31	275,000	224,845
American Homes 4 Rent LP 4.30%	04/15/52	315,000	248,598
American Tower Corp.
1.00%	01/15/32	265,000	234,346
2.70%	04/15/31	195,000	165,183
CapitaLand Ascendas REIT (Singapore) 0.75%(9)	06/23/28	115,000	107,634
Digital Intrepid Holding BV (Netherlands) 0.63%(9)	07/15/31	365,000	309,112
Extra Space Storage LP
2.40%	10/15/31	56,000	46,096
2.55%	06/01/31	320,000	266,531
GLP Capital LP/GLP Financing II, Inc.
5.30%	01/15/29	210,000	207,478
5.75%	06/01/28	345,000	345,528
Healthcare Realty Holdings LP
2.00%	03/15/31	75,000	59,686
2.05%	03/15/31	32,000	24,833
2.40%	03/15/30	205,000	167,992
3.10%	02/15/30	245,000	213,091
Hudson Pacific Properties LP
3.25%	01/15/30	100,000	77,179
3.95%	11/01/27	303,000	268,709
4.65%	04/01/29	20,000	17,058
Invitation Homes Operating Partnership LP
2.00%	08/15/31	210,000	167,133
2.70%	01/15/34	135,000	107,036
4.15%	04/15/32	8,000	7,326
5.50%	08/15/33	40,000	39,867
Iron Mountain Information Management Services, Inc. 5.00%(1)	07/15/32	420,000	384,388
LXP Industrial Trust 2.70%	09/15/30	275,000	230,174
Prologis Euro Finance LLC (REIT) 4.25%	01/31/43	105,000	114,486
Realty Income Corp. 5.13%	07/06/34	220,000	259,602
VICI Properties LP
4.95%	02/15/30	40,000	38,682
5.13%	05/15/32	220,000	210,782
VICI Properties LP/VICI Note Co., Inc.
3.88%(1)	02/15/29	75,000	69,091
4.13%(1)	08/15/30	7,000	6,369
4.50%(1)	01/15/28	48,000	46,108
4.63%(1)	06/15/25	20,000	19,725

			4,684,668

Retail—0.5%
Ferrellgas LP/Ferrellgas Finance Corp. 5.88%(1)	04/01/29	270,000	257,593
Fertitta Entertainment LLC/Fertitta Entertainment Finance Co., Inc. 6.75%(1)	01/15/30	85,000	76,713
FirstCash, Inc. 5.63%(1)	01/01/30	280,000	266,641
LCM Investments Holdings II LLC 8.25%(1)	08/01/31	120,000	125,400
Michaels Cos., Inc. 7.88%(1)	05/01/29	590,000	443,204

			1,169,551

Savings & Loans—0.1%
Nationwide Building Society (United Kingdom) 2.97% (Secured Overnight Financing Rate + 1.290%)(1),(5)	02/16/28	250,000	233,320

Software—0.3%
Open Text Corp. (Canada) 6.90%(1)	12/01/27	580,000	598,792
RingCentral, Inc. 8.50%(1)	08/15/30	115,000	119,667

			718,459

Telecommunications—0.7%
Frontier Communications Holdings LLC
5.00%(1)	05/01/28	285,000	265,127
6.75%(1)	05/01/29	275,000	245,378
Global Switch Finance BV (United Kingdom) 1.38%(9)	10/07/30	315,000	315,314
Intelsat Jackson Holdings SA (Luxembourg) 6.50%(1)	03/15/30	86,000	80,198
Qwest Corp. 7.25%	09/15/25	250,000	247,188
SES GLOBAL Americas Holdings, Inc. (Luxembourg) 5.30%(1)	03/25/44	675,000	516,949

			1,670,154

Water—0.1%
Thames Water Utilities Finance PLC (United Kingdom) 4.38%(9)	01/18/31	220,000	221,571

Total Corporate Bonds (Cost: $61,984,579)			59,414,529

TCW Strategic Income Fund, Inc.

SCHEDULE OF INVESTMENTS March 31, 2024 (Unaudited) (Cont’d)

Issues	Maturity Date	Principal Amount	Value
MUNICIPAL BONDS—0.7%
Alabama Economic Settlement Authority, Revenue Bond 4.26%	09/15/32	$705,000	$679,846
New York State Dormitory Authority, Revenue Bond 5.29%	03/15/33	1,000,000	1,006,870

Total Municipal Bonds (Cost: $1,820,761)			1,686,716

FOREIGN GOVERNMENT BONDS—0.6%
Brazil Government International Bonds 6.13%	03/15/34	200,000	198,140
Colombia Government International Bonds
3.00%	01/30/30	50,000	41,460
8.00%	04/20/33	200,000	211,720
Dominican Republic International Bonds 4.50%(1)	01/30/30	200,000	182,500
Guatemala Government Bonds 3.70%(9)	10/07/33	200,000	165,675
Hungary Government International Bonds 2.13%(1)	09/22/31	200,000	159,080
Oman Government International Bonds 5.63%(9)	01/17/28	200,000	201,280
Panama Government International Bonds 2.25%	09/29/32	200,000	143,290
Republic of Poland Government International Bonds 4.88%	10/04/33	240,000	236,688

Total Foreign Government Bonds (Cost: $1,589,804)			1,539,833

Total Fixed Income Securities (Cost: $261,664,526)			236,400,801

CONVERTIBLE SECURITIES—0.1%
CONVERTIBLE CORPORATE BONDS—0.1%

Commercial Services—0.1%
Worldline SA (France) 0.00%(9)	07/30/25	29,860	35,690
Worldline SA (France) 0.00%(7),(9)	07/30/26	206,400	201,949

Total Commercial Services (Cost: $228,775)			237,639

Real Estate—0.0% (Cost: $16,219)
Sunac China Holdings Ltd. 1.00%(1),(2),(4),(13)	09/30/32	21,848	1,420

Total Convertible Corporate Bonds (Cost: $244,994)			239,059

Total Convertible Securities (Cost: $244,994)			239,059

COMMON STOCK—5.6%

		Shares
Agriculture—0.4%
Altria Group, Inc.		12,670	552,665
British American Tobacco PLC (SP ADR) (United Kingdom)		15,706	479,033

			1,031,698

Banks—1.5%
Bank of America Corp.		41,077	1,557,640
PNC Financial Services Group, Inc.		2,795	451,672
U.S. Bancorp		10,043	448,922
Wells Fargo & Co.		19,525	1,131,669

			3,589,903

Oil & Gas Services—0.4%
USA Compression Partners LP		39,911	1,064,426

Pipelines—1.1%
Energy Transfer LP		103,400	1,626,482
Enterprise Products Partners LP		38,393	1,120,308

			2,746,790

REIT—1.4%
AGNC Investment Corp.		144,641	1,431,946
Annaly Capital Management, Inc.		41,441	815,973
Redwood Trust, Inc.		61,963	394,705
Rithm Capital Corp.		55,339	617,583

			3,260,207

Telecommunications—0.8%
AT&T, Inc.		54,617	961,259
Intelsat SA(4),(15)		11,093	298,125
Verizon Communications, Inc.		15,224	638,799
			1,898,183

Total Common Stock (Cost: $12,889,046)			13,591,207

MONEY MARKET INVESTMENTS—3.7%
State Street Institutional U.S. Government Money Market Fund — Premier Class, 5.26%(16)		9,001,597	9,001,597

Total Money Market Investments (Cost: $9,001,597)			9,001,597

SHORT TERM INVESTMENTS—14.2%

Issues	Maturity Date	Principal Amount
U.S. TREASURY SECURITIES—14.2%
U.S. Treasury Bills
4.97%(17)	04/16/24	$5,000,000	4,986,850
5.01%(17)	04/18/24	7,000,000	6,982,617
5.20%(17)	05/16/24	7,500,000	7,447,800
5.27%(17)	05/30/24	8,000,000	7,927,563
5.29%(17)	07/09/24	7,000,000	6,897,134

Total U.S. Treasury Securities (Cost: $34,254,261)			34,241,964

Total Short Term Investments (Cost: $34,254,261)			34,241,964

Total Investments (121.2%) (Cost: $318,054,424)			293,474,628
Liabilities In Excess Of Other Assets (-21.2%)			(51,247,715)

Net Assets (100.0%)			$242,226,913

TCW Strategic Income Fund, Inc.

SCHEDULE OF INVESTMENTS March 31, 2024 (Unaudited) (Cont’d)

FUTURES CONTRACTS

Number of Contracts	Type	Expiration Date	Notional Contract Value	Market Value	Net Unrealized Appreciation (Depreciation)
Long Futures
479	5-Year U.S. Treasury Note Futures	06/28/24	$51,221,230	$51,260,485	$39,255
229	2-Year U.S. Treasury Note Futures	06/28/24	46,863,182	46,826,922	(36,260)

			$98,084,412	$98,087,407	$2,995

Short Futures
198	10-Year U.S. Treasury Note Futures	06/18/24	(22,551,602)	$(22,692,656)	$(141,054)
2	30-Year Euro-Buxl Future	06/6/24	(287,407)	(293,328)	(5,921)
2	Euro SCHWATZ Futures	06/6/24	(228,270)	(228,312)	(42)
5	Euro-Bobl Future	06/6/24	(636,168)	(638,550)	(2,382)
14	Euro-Bund Future	06/6/24	(2,002,626)	(2,016,706)	(14,080)
68	U.S. Ultra Long Bond Futures	06/18/24	(8,695,832)	(8,772,000)	(76,168)

			$(34,401,905)	$(34,641,552)	$(239,647)

FORWARD CURRENCY EXCHANGE CONTRACTS

Counterparty	Contracts to Deliver	Units of Currency	Settlement Date	In Exchange for U.S. Dollars	Contracts at Value	Unrealized Appreciation (Depreciation)
BUY (18)
Bank of New York	EUR	92,915	04/03/24	$100,396	$100,348	$(48)
Citibank N.A.	EUR	501,000	04/12/24	544,766	541,271	(3,495)
Bank of America	EUR	213,000	04/12/24	231,423	230,121	(1,302)

				$876,585	$871,740	$(4,845)

SELL (19)
Bank of America	EUR	220,000	04/12/24	$239,390	$237,683	$1,707
Bank of New York	EUR	269,000	04/12/24	291,418	290,623	795
Citibank N.A.	EUR	5,527,000	04/12/24	6,082,643	5,971,263	111,380
Goldman Sachs & Co.	EUR	11,000	04/12/24	11,942	11,884	58
Citibank N.A.	GBP	725,000	04/12/24	925,422	915,901	9,521

				$7,550,815	$7,427,354	$123,461

CENTRALLY CLEARED—INTEREST RATE SWAP AGREEMENTS

Notional Amount	Expiration Date	Payment Made by Fund Frequency	Payment Made by Fund	Payment Received by Fund Frequency	Payment Received by Fund	Unrealized Appreciation (Depreciation)	Premium Paid	Value
$1,476,000	12/20/53	Annual	3.520%	Annual	12-Month SOFR	$21,379	$—	$21,379

TCW Strategic Income Fund, Inc.

SCHEDULE OF INVESTMENTS March 31, 2024 (Unaudited) (Cont’d)

WRITTEN OPTIONS—EXCHANGE TRADED

Description	Exercise Price	Expiration Date	Number of Contracts	Notional Amount	Market Value	Premiums Paid (Received) by Fund	Unrealized Appreciation (Depreciation)
Call
Bank of America Corp.	$37.00	4/19/24	(410)	$(1,554,720)	$(61,090)	$(9,214)	$(51,876)
PNC Financial Services Group, Inc.	165.00	4/19/24	(27)	(436,320)	(7,020)	(2,254)	(4,766)
U.S. Bancorp	47.50	4/19/24	(100)	(447,000)	(3,750)	(2,147)	(1,603)
Wells Fargo & Co.	62.50	7/19/24	(195)	(1,130,220)	(30,420)	(17,252)	(13,168)

					$(102,280)	$(30,867)	$(71,413)

Notes to the Schedule of Investments:
ACES	Alternative Credit Enhancement Securities.
CLO	Collateralized Loan Obligation.
EETC	Enhanced Equipment Trust Certificate.
I/F	Inverse Floating rate security whose interest rate moves in the opposite direction of prevailing interest rates.
I/O	Interest Only Security.
LIBOR	London Interbank Offered Rate.
PAC	Planned Amortization Class.
REMIC	Real Estate Mortgage Investment Conduit.
SOFR	Secured Overnight Financing Rate.
TAC	Target Amortization Class.
TBA	To Be Announced.
EUR	Euro Currency.
GBP	British Pound.
(1)	Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be resold, normally only to qualified institutional buyers. At March 31, 2024, the value of these securities amounted to $97,956,695 or 40.4% of net assets. These securities are determined to be liquid by the Fund’s investment advisor, unless otherwise noted, under procedures established by and under the general supervision of the Fund’s Board of Directors.
(2)	Restricted security (Note 2).
(3)	This security is a residual or equity position that does not have a stated interest rate. This residual or equity position is entitled to recurring distributions which are generally equal to the remaining cash flow of payments made by underlying securities less contractual payments to debtholders and fund expenses.
(4)	For fair value measurement disclosure purposes, security is categorized as Level 3. Security is valued using significant unobservable inputs.
(5)	Floating or variable rate security. The interest shown reflects the rate in effect at March 31, 2024.
(6)	Variable rate security. Interest rate disclosed is as of the most recent information available. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description above.
(7)	Security is not accruing interest.
(8)	This security is purchased on a when-issued, delayed-delivery or forward commitment basis.
(9)	Investments issued under Regulation S of the Securities Act of 1933, as amended, may not be offered, sold, or delivered within the United States except under special exemptions. At March 31, 2024, the value of these securities amounted to $5,289,127 or 2.2% of net assets.
(10)	Security purchased on a forward commitment with an approximate principal amount. The actual principal amount and maturity date will be determined upon settlement when the security is delivered.
(11)	A portion of the principal balance has been written-off during the period due to defaults in the underlying loans. Cost basis has been adjusted.
(12)	The maturity date of the security has been extended past the date disclosed. The new maturity date is not known as of March 31, 2024.
(13)	Security is currently in default due to bankruptcy or failure to make payment of principal or interest of the issuer. Income is not being accrued.
(14)	Perpetual maturity.
(15)	Non-income producing security.
(16)	Rate disclosed is the 7-day net yield as of March 31, 2024.
(17)	Rate shown represents yield-to-maturity.
(18)	Fund buys foreign currency, sells U.S. Dollar.
(19)	Fund sells foreign currency, buys U.S. Dollar.

TCW Strategic Income Fund, Inc.

Investments by Sector (Unaudited)	March 31, 2024

Sector	Percentage of Net Assets
Residential Mortgage-Backed Securities—Non-Agency	25.8%
Corporate Bonds	24.5
Residential Mortgage-Backed Securities—Agency	21.7
Asset-Backed Securities	16.4
Short Term Investments	14.2
Commercial Mortgage-Backed Securities—Non-Agency	7.0
Common Stock	5.6
Money Market Investments	3.7
Commercial Mortgage-Backed Securities—Agency	0.9
Municipal Bonds	0.7
Foreign Government Bonds	0.6
Convertible Corporate Bonds	0.1
Other	(21.2)*

Total	100.0%

*	Includes cash, futures, written options, foreign currency exchange contracts, swap agreements, pending trades, interest receivable, and accrued expenses payable.

TCW Strategic Income Fund, Inc.

Fair Valuation Summary (Unaudited)	March 31, 2024

The following is a summary of the fair valuations according to the inputs used as of March 31, 2024 in valuing the Fund’s investments:

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Fixed Income Securities
Asset-Backed Securities	$—	$38,182,252	$1,475,399	$39,657,651
Mortgage-Backed Securities
Commercial Mortgage-Backed Securities—Agency	—	2,204,727	—	2,204,727
Commercial Mortgage-Backed Securities—Non-Agency	—	16,245,500	604,395	16,849,895
Residential Mortgage-Backed Securities—Agency	—	52,544,102	—	52,544,102
Residential Mortgage-Backed Securities—Non-Agency	—	60,116,827	2,386,521	62,503,348

Total Mortgage-Backed Securities	—	131,111,156	2,990,916	134,102,072

Corporate Bonds*	—	59,394,320	20,209	59,414,529
Municipal Bonds	—	1,686,716	—	1,686,716
Foreign Government Bonds	—	1,539,833	—	1,539,833

Total Fixed Income Securities	—	231,914,277	4,486,524	236,400,801

Convertible Corporate Bonds*	—	237,639	1,420	239,059
Common Stock*	13,293,082	—	298,125	13,591,207
Money Market Investments	9,001,597	—	—	9,001,597
Short Term Investments	34,241,964	—	—	34,241,964
Total Investments	$56,536,643	$232,151,916	$4,786,069	$293,474,628

Asset Derivatives
Forward Currency Exchange Contracts
Foreign Currency Risk	—	123,461	—	123,461
Futures Contracts
Interest Rate Risk	39,255	—	—	39,255
Swap Agreements
Interest Rate Risk	—	21,379	—	21,379

Total	$56,575,898	$232,296,756	$4,786,069	$293,658,723

Liability Derivatives
Futures Contracts
Interest Rate Risk	$(275,907)	$—	$—	$(275,907)
Forward Currency Exchange Contracts
Foreign Currency Risk	—	(4,845)	—	(4,845)
Written Options
Equity Risk	(102,280)	—	—	(102,280)

Total	$(378,187)	$(4,845)	$—	$(383,032)

*	See Schedule of Investments for corresponding industries.

Note 1 — Security Valuations

Securities listed or traded on the NYSE and other stock exchanges were valued at the latest sale price on the exchange. Securities traded on the NASDAQ stock market (“NASDAQ”) were valued during the period using official closing prices as reported by NASDAQ, which may not have been the last sale price. All other securities for which over-the-counter (“OTC”) market quotations were readily available, including short-term securities, swap agreements and forward currency exchange contracts, were valued with prices furnished by independent pricing services or by broker-dealers.

Pursuant to Rule 2a-5 under the 1940 Act, the Board of Directors of the Fund (the “Board”, and each member thereof, a “Director”) has designated the Advisor as the “valuation designee” with respect to the fair valuation of the Fund’s portfolio securities, subject to oversight by and periodic reporting to the Board. Fair valued securities are those for which market quotations were not readily available, including in circumstances under which it was determined by the Advisor that prices received were not reflective of their market values.

Fair value is defined as the price that the Fund would receive upon selling an investment in a timely transaction to an independent buyer in the principal or most advantageous market for the investment. In accordance with the authoritative guidance on fair value measurements and disclosures under GAAP, the Fund discloses investments in its financial statements in a three-tier hierarchy. This hierarchy is utilized to establish classification of fair value measurements based on inputs. Inputs that go into fair value measurement refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability, developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the inputs market participants would use in pricing the asset or liability, developed based on the best information available in the circumstances.

The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

Level 1 — quoted prices in active markets for identical investments.

Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

Changes in valuation techniques may result in transfers in or out of an investment’s assigned Level within the hierarchy. The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in those investments and the determination of the significance of a particular input to the fair value measurement in its entirety requires judgment and consideration of factors specific to each security.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized as Level 3.

In periods of market dislocation, the observability of prices and inputs may be reduced for many instruments. This condition, as well as changes related to liquidity of investments, could cause a security to be reclassified between Level 1, Level 2, or Level 3.

In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes the level in the fair value hierarchy within which the fair value measurement falls in its entirety is determined based on the lowest level input that is significant to the fair value measurement.

Fair Value Measurements: Descriptions of the valuation techniques applied to the Fund’s major categories of assets and liabilities measured at fair value on a recurring basis are as follows:

Asset-backed securities (“ABS”) and mortgage-backed securities (“MBS”). The fair value of ABS and MBS is estimated based on pricing models that consider the estimated cash flows of each debt tranche of the issuer, establish a benchmark yield, and develop an estimated tranche-specific spread to the benchmark yield based on the unique attributes of the tranche including, but not limited to, the prepayment speed assumptions and attributes of the collateral. To the extent the inputs are observable and timely, the values would be categorized as Level 2 of the fair value hierarchy; otherwise, they would be categorized as Level 3.

Corporate bonds. The fair value of corporate bonds is estimated using recently executed transactions, market price quotations (where observable), bond spreads, or credit default swap spreads adjusted for any basis difference between cash and derivative instruments. Corporate bonds are generally categorized as Level 2 of the fair value hierarchy; in instances where prices, spreads, or any of the other aforementioned key inputs are unobservable, they are categorized as Level 3 of the hierarchy.

Equity securities. Securities are generally valued based on quoted prices from the applicable exchange. To the extent these securities are actively traded and valuation adjustments are not applied, they are generally categorized as Level 1 of the fair value hierarchy. Restricted securities issued by publicly held companies are generally categorized as Level 2 of the fair value hierarchy; if a discount is applied and significant, they are categorized as Level 3. Restricted securities held in non-public entities are included in Level 3 of the fair value hierarchy because they trade infrequently, and therefore the inputs are unobservable. Certain foreign securities that are fair valued using a pricing service that considers the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets are categorized as Level 2 of the fair value hierarchy.

Foreign currency contracts. The fair values of foreign currency contracts are derived from indices, reference rates, and other inputs or a combination of these factors. To the extent that these factors can be observed, foreign currency contracts are categorized as Level 2 of the fair value hierarchy.

Futures contracts. Futures contracts are generally valued at the settlement price established at the close of business each day by the exchange on which they are traded. They are categorized as Level 1.

Government and agency securities. Government and agency securities are normally valued using a model that incorporates market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers, quoted market prices, and reference data. Accordingly, government and agency securities are normally categorized as Level 1 or 2 of the fair value hierarchy depending on the liquidity and transparency of the market.

Interest rate swaps. Interest rate swaps are fair valued using pricing models that take into account, among other factors, index spread curves, nominal values, modified duration values and cash flows. To the extent that these inputs are observable and timely, the fair values of credit default swaps are categorized as Level 2; otherwise, the fair values are categorized as Level 3.

Money market funds. Money market funds are open-end mutual funds that invest in short-term debt securities. To the extent that these funds are valued based upon the reported net asset value (“NAV”), they are categorized as Level 1 of the fair value hierarchy.

Municipal bonds. Municipal bonds are fair valued based on pricing models that take into account, among other factors, information received from market makers and broker-dealers, current trades, bid-wanted lists, offerings, market movements, the callability of the bond, state of issuance, benchmark yield curves, and bond insurance. To the extent that these inputs are observable and timely, the fair values of municipal bonds are categorized as Level 2; otherwise, the fair values are categorized as Level 3.

Options contracts. Option contracts traded on securities exchanges are fair valued using market mid prices; as such, they are categorized as Level 1. Option contracts traded OTC are fair valued based on pricing models and incorporate various inputs such as interest rates, credit spreads, currency exchange rates and volatility measurements for in-the-money, at-the-money, and out-of-the-money contracts on a given strike price. To the extent that these inputs are observable and timely, the fair value of OTC option contracts would be categorized as Level 2; otherwise, the fair values would be categorized as Level 3.

Restricted securities. Restricted securities, including illiquid Rule 144A securities, issued by non-public entities are categorized as Level 3 of the fair value hierarchy because they trade infrequently, and therefore the inputs are unobservable. Any other restricted securities valued similar to publicly traded securities may be categorized as Level 2 or 3 of the fair value hierarchy depending on whether a discount is applied and significant to the fair value.

Short-term investments. Short-term investments are valued using market price quotations, and are categorized as Level 1 or Level 2 of the fair value hierarchy.

The summary of the inputs used as of March 31, 2024 in valuing the Fund’s investments is listed after the Investments by Sector table.

Following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining value:

	Asset-Backed Securities	Commercial Mortgage- Backed Securities — Non-Agency	Common Stock	Convertible Corporate Bonds	Corporate Bonds	Residential Mortgage-Backed Securities —Non- Agency	Total
Balance as of December 31, 2023	$1,505,956	$603,790.00	$321,703	$1,739.00	$28,981	$2,679,207	$5,141,376
Accrued Discounts (Premiums)	—	—	—	—	—	(33,536)	(33,536)
Realized Gain (Loss)	—	—	(94)	—	—	—	(94)
Change in Unrealized Appreciation (Depreciation)	(30,557)	605	(23,482)	(319)	(857)	(259,150)	(313,760)
Purchases	—	—	—	—	—	—	—
Sales	—	—	(2)	—	—	—	(2)
Transfers in to Level 3	—	—	—	—	85	—	85
Transfers out of Level 3	—	—	—	—	(8,000)	—	(8,000)

Balance as of March 31, 2024	$1,475,399	$604,395	$298,125	$1,420	$20,209	$2,386,521	$4,786,069

Change in Unrealized Appreciation (Depreciation) from Investments Still Held at March 31, 2024	$(30,557)	$605	$(23,482)	$(319)	$143	$(259,150)	$(312,760)

Significant unobservable valuation inputs for Level 3 investments as of March 31, 2024 are as follows:

Description	Fair Value at March 31, 2024	Valuation Techniques	Unobservable Input	Price or Price Range	Weighted Average Price	Impact to Valuation If Input Increases
Asset-Backed Securities	$1,475,399	Broker Quote	Offered Quote	$100.574 to $18,423.920	$172.891	Increase
Commercial Mortgage- Backed Securities— Non-Agency	$604,395	Broker Quote	Offered Quote	$99.900	$99.9000	Increase
Common Stock	$298,125	Third-Party Vendor	Vendor Prices	$26.875	$26.875	Increase
Convertible Corporate Bonds	$1,420	Third-Party Vendor	Vendor Prices	$6.500	$6.500	Increase
Corporate Bonds	$20,209	Third-Party Vendor	Vendor Prices	$0.087 to $11.750	$4.053	Increase
Residential Mortgage-Backed Securities— Non-Agency	$2,386,521	Third-Party Vendor	Vendor Prices	$0.001 to $16.656	$2.970	Increase

Derivative Instruments: Derivatives are financial instruments which are valued based on the values of one or more indicators, such as a security, asset, currency, interest rate, or index. Derivative transactions can create investment leverage and may be highly volatile. A derivative contract may result in a mark-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. It is possible that a derivative transaction will result in a loss greater than the principal amount invested. The Fund may not be able to close out a derivative transaction at a favorable time or price.

For the quarter ended March 31, 2024, the Fund had derivatives and transactions in derivatives, grouped in the following risk categories:

	Equity Risk		Foreign Currency Risk	Interest Rate Risk		Total
Asset Derivatives
Swaps Agreements		$—	$—		$21,379	$21,379
Futures Contracts		—	—		39,255	39,255
Forward Currency Exchange Contracts		—	123,461		—	123,461

Total Value		$—	$123,461		$60,634	$184,095

Liability Derivatives
Forward Currency Exchange Contracts	$		$(4,845)	$		$(4,845)
Written Options		(102,280)	—		—	(102,280)
Futures Contracts		—	—		(275,907)	(275,907)

Total Value		$(102,280)	$(4,845)		$(275,907)	$(383,032)

Number of Contracts or Notional Amounts(1)
Forward Contracts		$—	$7,857,735		$—	$7,857,735
Futures Contracts		—	—		939	939
Swap Agreements		$—	$—		$1,476,000	$1,476,000
Written Options		732	—		—	732

(1)	Amount disclosed represents average number of contracts or notional amounts, which are representative of the volume traded for the period ended March 31, 2024.

Mortgage-Backed and Other Asset-Backed Securities: The Fund may invest in MBS, which represent interests in pools of mortgages in which payments of both principal and interest on the securities are generally made monthly, in effect “passing through” monthly payments made by borrowers on the residential or commercial mortgage loans which underlie the securities (net of any fees paid to the issuer or guarantor of the securities). Mortgage pass-through securities differ from other forms of debt securities, which normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or specified call dates. The Fund may also invest in Collateralized Mortgage Obligations (“CMOs”). CMOs are debt obligations collateralized by residential or commercial mortgage loans or residential or commercial mortgage pass-through securities. Interest and principal are generally paid monthly. CMOs may be collateralized by whole mortgage loans or private mortgage pass-through securities but are more typically collateralized by portfolios of mortgage pass-through securities guaranteed by the Government National Mortgage Association (Ginnie Mae), Federal Home Loan Mortgage Corporation (Freddie Mac) or Federal National Mortgage Corporation (Fannie Mae). The issuer of a series of CMOs may elect to be treated for tax purposes as a Real Estate Mortgage Investment Conduit. CMOs are structured into multiple classes, each bearing a different stated maturity. Monthly payment of principal received from the pool of underlying mortgages, including prepayments, is first returned to investors holding the shortest maturity class. Investors holding the longer maturity classes usually receive principal only after shorter classes have been retired. An investor may be partially protected against a sooner than desired return of principal because of the sequential payments. The Fund may invest in stripped MBS. Stripped MBS are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. In certain cases, one class will receive all of the interest (the interest only or “IO” class), while the other class will receive all of the principal (the principal only or “PO” class). The yield to maturity on IOs is sensitive to the rate of principal repayments (including prepayments) on the related underlying mortgage assets, and principal payments may have a material effect on yield to maturity. If the underlying mortgage assets experience greater than anticipated prepayments of principal, the Fund may not fully recoup its initial investment in IOs. Mortgage-backed and other asset-backed securities held by the Fund at March 31, 2024 are listed in the Fund’s Schedule of Investments.

When-Issued, Delayed-Delivery, To Be Announced (“TBA”) and Forward Commitment Transactions: The Fund may enter into when-issued, delayed-delivery, TBA or forward commitment transactions in order to lock in the purchase price of the underlying security or to adjust the interest rate exposure of the Fund’s existing portfolio. In when-issued, delayed-delivery, TBA or forward commitment transactions, the Fund commits to purchase or sell particular securities, with payment and delivery to take place at a future date. Although the Fund does not pay for the securities or start earning interest on them until they are delivered, it immediately assumes the risks of ownership, including the risk of price fluctuation. If the Fund’s counterparty fails to deliver a security purchased on a when-issued, delayed-delivery, TBA or forward commitment basis, there may be a loss, and the Fund may have missed an opportunity to make an alternative investment.

Prior to settlement of these transactions, the value of the subject securities will fluctuate with market conditions. In addition, because the Fund is not required to pay for when-issued, delayed-delivery, TBA or forward commitment securities until the delivery date, they may result in a form of leverage to the extent the Fund does not set aside liquid assets to cover the commitment. To guard against this deemed leverage, the Fund monitors the obligations under these transactions on a daily basis and ensures that the Fund has sufficient liquid assets to cover them.

Repurchase Agreements: The Fund may enter into repurchase agreements under the terms of a Master Repurchase Agreement (“MRA”). In a repurchase agreement, the Fund purchases a security from a counterparty who agrees to repurchase the same security at a mutually agreed upon date and price. The MRA permits the Fund, under certain circumstances including an event of default (such as bankruptcy or insolvency), to offset payables and/or receivables under the MRA with collateral held and/or posted to the counterparty and create one single net payment due to or from the Fund. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of the MRA counterparty’s bankruptcy or insolvency. Pursuant to the terms of the MRA, the Fund receives securities as collateral with a market value in excess of the repurchase price. Upon a bankruptcy or insolvency of the MRA counterparty, the Fund recognizes a liability with respect to such excess collateral to reflect the Fund’s obligation under bankruptcy law to return the excess to the counterparty. The Fund had no repurchase agreements outstanding as of March 31, 2024.

Securities Lending: The Fund may lend its securities to qualified brokers. The loans must be collateralized at all times primarily with cash although the Fund can accept money market instruments or U.S. Government securities with a market value at least equal to the market value of the securities on loan. As with any extensions of credit, the Fund may bear the risk of delay in recovery or even loss of rights in the collateral if the borrowers of the securities fail financially. The Fund earns additional income for lending its securities by investing the cash collateral in short-term investments. The Fund did not lend any securities during the period ended March 31, 2024.

Derivatives:

Forward Currency Exchange Contracts: The Fund enters into forward currency exchange contracts as a hedge against fluctuations in foreign exchange rates. Forward currency exchange contracts are marked-to-market daily and the change in market value is recorded by the Fund as unrealized gains or losses in the Statement of Assets and Liabilities. When a contract is closed or delivery is taken, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of the foreign currency relative to the U.S. dollar. Outstanding forward currency exchange contracts at March 31, 2024 are disclosed in the Schedule of Investments.

Futures Contracts: The Fund may enter into futures contracts. The Fund may seek to manage a variety of different risks through the use of futures contracts, such as interest rate risk, equity price risk, and currency risk. The Fund may use index futures to hedge against broad market risks to its portfolio or to gain broad market exposure. Securities index futures contracts are contracts to buy or sell units of a securities index at a specified future date at a price agreed upon when the contract is made, and are settled in cash. Positions in futures may be closed out only on an exchange or board of trade which provides a secondary market for such futures. Because futures contracts are exchange-traded, they typically have minimal exposure to counterparty risk. Parties to a futures contract are not required to post the entire notional amount of the contract, but rather a small percentage of that amount (by way of margin), both at the time they enter into futures transactions, and then on a daily basis if their positions decline in value; as a result, futures contracts are highly leveraged. Such payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. Because futures markets are highly leveraged, they can be extremely volatile, and there can be no assurance that the pricing of a futures contract will correlate precisely with the pricing of the asset or index underlying it or the asset or liability of the Fund that is the subject of the hedge. It may not always be possible for the Fund to enter into a closing transaction with respect to a futures contract it has entered into at a favorable time or price. When the Fund enters into a futures transaction, it is subject to the risk that the value of the futures contract will move in a direction unfavorable to it.

When the Fund uses futures contracts for hedging purposes, it is likely that the Fund will have an asset or liability that will offset any loss (or gain) on the transactions, at least in part. When a futures contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. During the period ended March 31, 2024, the Fund utilized treasury futures to help manage interest rate duration and credit market exposure. Futures contracts outstanding at March 31, 2024 are listed in the Fund’s Schedule of Investments.

Options: The Fund may purchase and sell put and call options on a security or an index of securities to enhance investment performance and/or to protect against changes in market prices. The Fund may also enter into currency options to hedge against or to take advantage of currency fluctuations.

A call option gives the holder the right to purchase, and obligates the writer to sell, a security at the strike price at any time before the expiration date. A put option gives the holder the right to sell, and obligates the writer to buy, a security at the exercise price at any time before the expiration date. A Fund may purchase put options to protect portfolio holdings against a decline in market value of a security or securities held by it. A Fund may also purchase a put option hoping to profit from an anticipated decline in the value of the underlying security. If a Fund holds the security underlying the option, the option premium and any transaction costs will reduce any profit the Fund might have realized had it sold the underlying security instead of buying the put option. A Fund may purchase call options to hedge against an increase in the price of securities that the Fund ultimately wants to buy. A Fund may also purchase a call option as a long directional investment hoping to profit from an anticipated increase in the value of the underlying security. In order for a call option to be profitable, the market price of the underlying security must rise sufficiently above the exercise price to cover the premium and transaction costs. These costs will reduce any profit a Fund might have realized had it bought the underlying security at the time it purchased the call option.

Purchasing foreign currency options gives a Fund the right, but not the obligation, to buy or sell specified amounts of currency at a rate of exchange that may be exercised by a certain date. These currency options may be used as a short or long hedge against possible variations in foreign exchange rates or to gain exposure to foreign currencies.

When a Fund purchases an option, it runs the risk that it will lose its entire investment in the option in a relatively short period of time, unless the Fund exercises the option or enters into a closing sale transaction before the option’s expiration. If the price of the underlying security does not rise (in the case of a call) or fall (in the case of a put) to an extent sufficient to cover the option premium and transaction costs, the Fund will lose part or all of its investment in the option. Premiums paid for purchasing options that expire are treated as realized losses.

Options purchased or sold by a Fund may be traded on a securities or options exchange. Such options typically have minimal exposure to counterparty risk. However, an exchange or market may at times find it necessary to impose restrictions on particular types of options transactions, such as opening transactions. If an underlying security ceases to meet qualifications imposed by an exchange or the Options Clearing Corporation, new series of options on that security will no longer be opened to replace the expiring series, and opening transactions in existing series may be prohibited.

OTC options are options not traded on exchanges or backed by clearinghouses. Rather, they are entered into directly between a Fund and the counterparty to the option. In the case of an OTC option purchased by a Fund, the value of the option to the Fund will depend on the willingness and ability of the option writer to perform its obligations to the Fund. In addition, OTC options may not be transferable and there may be little or no secondary market for them, so they may be considered illiquid. It may not be possible to enter into closing transactions with respect to OTC options or otherwise to terminate such options, and as a result a Fund may be required to remain obligated on an unfavorable OTC option until its expiration. During the period ended March 31, 2024, the Fund entered into written option contracts to gain exposure to the equity market.

Swap Agreements: The Fund may enter into swap agreements. Swap agreements are typically two-party contracts entered into primarily by institutional investors. In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments, which may be adjusted for an interest factor. The gross returns to be exchanged or “swapped” between the parties are generally calculated with respect to a “notional amount” (i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate or in a “basket” of securities representing a particular index).

In a total return swap, one party typically agrees to pay to the other a short-term interest rate in return for a payment at one or more times in the future based on the increase in the value of an underlying security or other asset, or index of securities or assets; if the underlying security, asset, or index declines in value, the party that pays the short-term interest rate must also pay to its counterparty a payment based on the amount of the decline. The Fund may take either side of such a swap, and so may take a long or short position in the underlying security, asset, or index. The Fund may enter into a total return swap to hedge against an exposure in its portfolio — such as interest rate risk (including to adjust the duration or credit quality of the Fund’s bond portfolio), equity risk, or credit risk — or generally to put cash to work efficiently in the markets in anticipation of, or as a replacement for, cash investments. The Fund may also enter into a total return swap to gain exposure to securities or markets in which it might not be able to invest directly (in so-called market access transactions).

Interest rate swaps are agreements in which one party pays a floating rate of interest on a notional principal amount and receives a fixed rate of interest on the same notional principal amount for a specified period of time. Alternatively, a party may pay a fixed rate and receive a floating rate. In more complex swaps, the notional principal amount may decline (or amortize) over time. The Fund’s maximum risk of loss due to counterparty default is the discounted NAV of the cash flows paid to/received from the counterparty over the interest rate swap’s remaining life.

The Fund may enter into credit default swap transactions as a “buyer” or “seller” of credit protection. In a credit default swap, one party provides what is in effect insurance against a default or other adverse credit event affecting an issuer of debt securities (typically referred to as a “reference entity”). In general, the buyer of credit protection is obligated to pay the protection seller an upfront amount or a periodic stream of payments over the term of the swap. If a “credit event” occurs, the buyer has the right to deliver to the seller bonds (or other obligations of the reference entity with a value up to the full notional value of the swap), and to receive a payment equal to the par value of the bonds or other obligations. Credit events that would trigger a request that the seller make payment are specific to each credit default swap agreement, but generally include bankruptcy, failure to pay, restructuring, obligation acceleration, obligation default, or repudiation/moratorium. When the Fund buys protection, it may or may not own securities of the reference entity. When the Fund sells protection under a credit default swap, the position may have the effect of creating leverage in the Fund’s portfolio through the Fund’s indirect long exposure to the issuer or securities on which the swap is written. When the Fund sells protection, it may do so either to earn additional income or to create such a “synthetic” long position.

Whenever the Fund enters into a swap agreement, it takes on counterparty risk — the risk that its counterparty will be unable or unwilling to meet its obligations under the swap agreement. The Fund also takes the risk that the market will move against its position in the swap agreement. In the case of a total return swap, the swap will change in value depending on the change in value of the asset or index on which the swap is written. When the Fund enters into any type of swap for hedging purposes, it is likely that the Fund will have an asset or liability that will offset any loss (or gain) on the swap, at least in part. Swap agreements may be non-transferable or otherwise highly illiquid, and the Fund may not be able to terminate or transfer a swap agreement at any particular time or at an acceptable price.

During the term of a swap transaction, changes in the value of the swap are recognized as unrealized gains or losses by marking-to-market to reflect the market value of the swap. When the swap is terminated, the Fund will record a realized gain or loss equal to the difference, if any, between the proceeds from (or cost of) the closing transaction and the Fund’s basis in the agreement. Upfront swap premium payments paid or received by the Fund, if any, are recorded within the value of the open swap agreement on the Fund’s Statement of Assets and Liabilities and represent payments paid or received upon entering into the swap agreement to compensate for differences between stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, and other relevant factors). These upfront payments are recorded as realized gains or losses on the Fund’s Statement of Operations upon termination or maturity of the swap agreement.

During the term of a swap transaction, the periodic net payments can be made for a set period of time or may be triggered by a predetermined credit event. The net periodic payments may be based on a fixed or variable interest rate, the change in market value of a specified security, basket of securities or index, or the return generated by a security. These periodic payments received or made by the Fund are recorded as realized gains and losses, respectively. During the period ended March 31, 2024, the Fund entered into interest rate swaps to manage duration, the yield curve or interest rate risk by economically hedging the value of the fixed-rate bonds which may decrease when interest rates rise (interest rate risk). Outstanding swap agreements at March 31, 2024 are disclosed in the Schedule of Investments.

Note 2 — Restricted Securities

The Fund is permitted to invest in securities that have legal or contractual restrictions on resale. These securities may be sold privately, but are required to be registered before being sold to the public (exemption rules apply). Private placement securities are generally considered to be restricted except for those securities traded between qualified institutional investors under the provisions of Rule 144A of the Securities Act of 1933, as amended (the “Securities Act”). However, the Fund considers 144A securities to be restricted if those securities have been deemed illiquid. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Restricted securities held by the Fund at March 31, 2024 are listed below:

Issuer Description	Acquisition Date	Acquisition Cost	Aggregate Value	Percentage of Net Assets
Academic Loan Funding Trust, Series 2012-1A, Class R, 0.00%, due 12/27/2044	11/1/2022	$735,000	$620,518	0.26%
Cano Health 0.00% LLC 10/01/28	7/6/2022	$82,684	$85	0.00%
Sunac China Holdings Ltd., 1.00%, 9/30/2027	11/2/2021	$16,110	$1,420	0.00%
Sunac China Holdings Ltd., 6.00%, 9/30/2026	11/2/2021	$14,031	$2,066	0.00%
Sunac China Holdings Ltd., 6.25%, 9/30/2027	11/2/2021	$11,907	$1,838	0.00%
Sunac China Holdings Ltd., 6.50%, 9/30/2027	11/2/2021	$21,551	$3,236	0.00%
Sunac China Holdings Ltd., 6.75%, 9/30/2028	11/2/2021	$27,222	$4,326	0.00%
Sunac China Holdings Ltd., 7.00%, 9/30/2029	11/2/2021	$25,516	$3,825	0.00%
Sunac China Holdings Ltd., 7.25%, 9/30/2030	11/2/2021	$10,787	$1,599	0.00%

		$944,808	$638,913	0.26%